Filed Pursuant to Securities Act Rule 497(d)

File Number 333-122076

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

February 17, 2005

Dear PIMCO RCM Innovation Fund Shareholder:

We are proposing to reorganize your PIMCO RCM Innovation Fund into the PIMCO RCM Global Technology Fund. Each share of the Innovation Fund would be exchanged at net asset value and on a tax-free basis for shares of the Global Technology Fund. As a result of the reorganization, you would become a shareholder of the Global Technology Fund, which, like the Innovation Fund, is currently managed by RCM Capital Management LLC (“RCM”), which recently began managing the Innovation Fund.

We expect the proposed reorganization of the Innovation Fund will offer you the following advantages:

•	Strong Historical Performance Relative to its Benchmark. The Global Technology Fund has outperformed its benchmark for the 1 and 5 year periods and since the Fund’s inception in December, 1995. See “Performance Information” on page 5 of the Prospectus/Proxy Statement. Of course, the past performance of the Global Technology Fund is not necessarily an indication of its future success.

•	Access to RCM and the Global Technology Fund’s Portfolio Management Team. As mentioned above, you would become a shareholder of the Global Technology Fund as a result of the reorganization. The Global Technology Fund’s investment portfolio is managed by Walter C. Price, CFA, and Huachen Chen, CFA, of RCM. Information about Mr. Price, who joined RCM in 1974, and Mr. Chen, who has been with RCM since 1984, can be found on page B-3 of Appendix B of the enclosed Prospectus/Proxy Statement. Messrs. Price and Chen currently manage the RCM Innovation Fund on an interim basis. They took over portfolio management of the Innovation Fund on January 1, 2005 from a different sub-advisory firm.

•	Increased global exposure. The Global Technology Fund may invest a greater percentage of its assets outside the United States and will, in general, provide access to technology opportunities through broader geographic diversification than was the case with the Innovation Fund.

•	Prospects for growth. Because of the performance record of the Global Technology Fund, we believe that the Global Technology Fund will be positioned to grow in size and benefit from possible economies of scale.

For federal income tax purposes, the reorganization is intended to be tax-free. This means that no gain or loss is expected to be recognized by you on the distribution of shares of the Global Technology Fund to you in exchange for your Innovation Fund shares. The aggregate tax basis of the Global Technology Fund shares you receive will be the same as the aggregate tax basis of your Innovation Fund shares. However, as discussed in the enclosed Prospectus/Proxy Statement, under certain circumstances, the reorganization may result in Innovation Fund shareholders receiving more distributions and paying more taxes, or paying taxes sooner, than they would have if the reorganization had not occurred. See “Federal Income Tax Consequences” on page 14 of the Prospectus/Proxy Statement.

Although the annual advisory fee rate payable by the Global Technology Fund after the Merger (0.90% of average daily net assets) is higher than the annual advisory fee rate payable by your Innovation Fund (0.65% of average daily net assets) and the administrative fee rate payable by each class of the Global Technology Fund will be 0.05% higher than the fee paid by the corresponding class of your Innovation Fund, we believe that the reorganization is in the best interests of your Innovation Fund because: (i) of the Global Technology Fund’s performance record; (ii) the reorganization will give shareholders long-term access to the research intensive portfolio management process, resources and experience of RCM and the RCM Global Technology Fund’s portfolio management team; and (iii) the RCM Global Technology Fund can provide access to technology opportunities through broader geographic diversification. The RCM Global Technology Fund’s portfolio managers frequently travel in connection with their management of the portfolio and, in addition to traditional methods of economic forecasting and fundamental research, they use RCM’s proprietary Grassroots(SM) Research, which uses field research to provide a “second look” at potential investments and check marketplace assumptions about market demand for particular products and services.

What stays the same

While this merger will bring about some changes, many of the current benefits of your Fund will stay the same:

•	Continued access to multiple PIMCO Funds. In addition to the Innovation Fund and the Global Technology Fund, the PIMCO Funds family offers over thirty additional funds as part of PIMCO Funds: Multi-Manager Series. In addition, the PIMCO Funds family includes the fixed-income funds that are part of PIMCO Funds: Pacific Investment Management Series. Like your Fund, the Global Technology Fund will generally permit shareholders to exchange between other funds within the PIMCO Funds family in order to diversify or reallocate their portfolios in a cost-efficient manner.

•	Continued commitment to shareholders. PA Fund Management LLC and its affiliates remain committed to shareholders in terms of fund performance, communications and service.

Your vote is important

After reviewing the proposal, your Board of Trustees unanimously agreed that it is in the best interests of Innovation Fund shareholders and voted to approve the transaction, as more fully described in the accompanying Prospectus/Proxy Statement. Now it is your turn to review the proposal and vote. For more information about the proposal requiring your vote, please refer to the accompanying Prospectus/Proxy Statement.

A special meeting of the shareholders of the Innovation Fund will be held at 10:00 a.m., Eastern time, on Thursday April 21, 2005, to vote on the proposed merger. The meeting will be held at the offices of PA Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902. If you are not able to attend the meeting, please use the enclosed proxy and envelope to cast your vote so that you will be represented.

No matter how many shares you own, your timely vote is important. If you are unable to attend the meeting, please complete, sign, date and mail the enclosed proxy card promptly, in order to avoid the expense of additional mailings or having our proxy solicitor, Investor Connect, telephone you. If you have any questions regarding the Prospectus/Proxy Statement, please call us at 1-800-336-5801.

Thank you in advance for your participation in this important event.

Sincerely,

E. Blake Moore, Jr.

Managing Director and

Chief Executive Officer

2

PIMCO FUNDS: MULTI-MANAGER SERIES

RCM Innovation Fund

840 Newport Center Drive

Newport Beach, California 92660

For proxy information, please call 1-800-336-5801

For account information, please call:

1-800-426-0107 (Class A, B, C and D Shares)

1-800-927-4648 (Institutional and Administrative Class Shares)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

April 21, 2005

To the Shareholders of PIMCO RCM Innovation Fund:

Notice is hereby given that a Special Meeting of Shareholders of PIMCO RCM Innovation Fund (the “Innovation Fund”) will be held on Thursday, April 21, 2005, at 10:00 a.m., Eastern time, at the offices of PA Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902 (the “Meeting”), to consider the following:

1.	To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Innovation Fund to the PIMCO RCM Global Technology Fund (the “Technology Fund”), in exchange for shares of the Technology Fund, and the assumption by the Technology Fund of all of the liabilities of the Innovation Fund, and the distribution of such shares to the shareholders of the Innovation Fund in complete liquidation of the Innovation Fund, all as described in more detail in the attached Prospectus/Proxy Statement. Both funds are series of PIMCO Funds: Multi-Manager Series.

2.	To consider and act upon such other matters as may properly come before the Meeting and any adjourned session thereof.

Shareholders of record on February 4, 2005 are entitled to notice of, and to vote at, the Meeting.

By order of the Board of Trustees

Newton B. Schott, Jr.

Secretary

February 17, 2005

YOUR VOTE IS IMPORTANT

Please respond—your vote is important. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card(s) in the enclosed postage-prepaid envelope so that you will be represented at the meeting.

PIMCO FUNDS: MULTI MANAGER SERIES

February 17, 2005

Acquisition of the assets of:	by and in exchange for shares of:

PIMCO RCM Innovation Fund,	PIMCO RCM Global Technology Fund,

a series of PIMCO Funds: Multi-Manager Series	a series of PIMCO Funds: Multi-Manager Series

840 Newport Center Drive	840 Newport Center Drive

Newport Beach, California 92660	Newport Beach, California 92660

1-800-927-4648	1-800-927-4648

This Prospectus/Proxy Statement relates to the proposed reorganization (the “Merger”) of PIMCO RCM Innovation Fund (the “Innovation Fund”) into PIMCO RCM Global Technology Fund (the “Technology Fund”). The Innovation Fund and the Technology Fund are each series of PIMCO Funds: Multi-Manager Series (the “Trust”) and are sometimes referred to in this Prospectus/Proxy Statement, collectively, as the “Funds.” The Merger is to be effected through the transfer of all of the assets of the Innovation Fund to the Technology Fund in exchange for shares of beneficial interest of the Technology Fund (the “Merger Shares”) and the assumption by the Technology Fund of all of the liabilities of the Innovation Fund, followed by the distribution of the Merger Shares to the shareholders of the Innovation Fund in liquidation of the Innovation Fund. As a result of the proposed transaction, the Innovation Fund will cease to be a separate series of the Trust.

Because you are being asked to approve transactions which will result in your holding shares of the Technology Fund, this document also serves as a Prospectus for the Merger Shares of the Technology Fund. The investment objective of the Technology Fund is long-term capital appreciation. The Technology Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in technology companies. The Technology Fund normally invests in at least three different countries, and may invest up to 50% of its assets in non-U.S. issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the U.S., other than Japan. The Technology Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 15% in any one emerging market country). The Technology Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million at the time of purchase, with no more than 15% of its assets in technology companies with market capitalizations below $100 million at the time of purchase. It is expected that the Technology Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The Technology Fund normally invests in securities of 65 to 105 issuers.

The Innovation Fund is a diversified series of the Trust. The Technology Fund is a non-diversified series of the Trust. The Trust is an open-end series management investment company, organized as a Massachusetts business trust in 1990, that currently consists of over thirty separate investment series. The Trust’s name is expected to change to “Allianz Funds,” and the Funds’ names to “Allianz RCM Innovation Fund” and “Allianz RCM Global Technology Fund,” on or around April 1, 2005.

This Prospectus/Proxy Statement explains concisely what you should know before investing in the Technology Fund. Please read it and keep it for future reference.

i

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and, to the extent provided below, are incorporated herein by reference, which means they are considered legally a part of the Prospectus/Proxy Statement.

•	The Trust’s current Prospectus for Class A, Class B and Class C shares of the Innovation Fund, dated November 1, 2004, as supplemented (the “Class A, B and C Prospectus”).

•	The Trust’s current Prospectus for Class D shares of its International Sector Stock Funds, dated November 1, 2004, as supplemented (the “Class D Prospectus”), but only with respect to information about the Innovation Fund contained in the Class D Prospectus.

•	The Trust’s current Prospectus for Institutional Class and Administrative Class shares, dated November 1, 2004, as supplemented (the “Institutional Prospectus” and, together with the Class A, B and C Prospectus and the Class D Prospectus, the “Prospectuses”), but only with respect to information about the Innovation Fund contained in the Institutional Prospectus.

•	The Trust’s current Statement of Additional Information, dated November 1, 2004, as revised and supplemented from time to time (including the Report of Independent Registered Public Accountants and financial statements in respect of the Funds incorporated by reference therein and the PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares included therein) (together, the “MMS Statement of Additional Information”).

•	A Statement of Additional Information dated February 17, 2005, relating to the transactions described herein (the “Merger Statement of Additional Information” and, together with the MMS Statement of Additional Information, the “Statement of Additional Information”).

For a free copy of the Prospectuses, Statement of Additional Information and Annual Reports (each as defined below), please call 1-800-927-4648 (for the Institutional Prospectus, the Institutional Annual Report and the Statement of Additional Information) or 1-800-426-0107 (for the Class A, B and C Prospectus, Class D Prospectus, ABC Annual Report, Class D Annual Report, and the Statement of Additional Information), or write to the Trust at the address appearing above. Text-only versions of these documents can be viewed online or downloaded from the EDGAR database on the SEC’s internet site at www.sec.gov. You can inspect and copy information about the Funds by visiting the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, D.C.; or at the public reference facilities in its Northeast and Midwest regional offices, at 233 Broadway, New York, NY, and 175 W. Jackson Boulevard, Suite 900, Chicago, IL, respectively. You may obtain copies, upon payment of a duplicating fee, by submitting an electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room, U.S. Securities and Exchange Commission, Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

As used herein, the term “Annual Report” refers to: (1) the Annual Reports to Class A, Class B and Class C shareholders of the Funds for the year ended June 30, 2004, including the Report of Independent Registered Public Accountants and Financial Statements included therein (the “ABC Annual Report”); (2) the Annual Reports to Class D shareholders of the Funds for the year ended June 30, 2004, including the Report of Independent Registered Public Accountants and Financial Statements included therein (the “Class D Annual Report”); and (3) the Annual Reports to Institutional Class and Administrative Class shareholders of the Funds for the year ended June 30, 2004, including the Report of Independent Registered Public Accountants and Financial Statements included therein (the “Institutional Annual Report”).

ii

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of the Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

An investment in the Technology Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, Federal Reserve Board or any other government agency.

iii

I. PROSPECTUS/PROXY STATEMENT

A. OVERVIEW

The Board of Trustees of the Trust (the “Trustees”) has unanimously approved the Merger of the Innovation Fund into the Technology Fund. The Merger is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization (the “Merger Agreement”). The completion of these transactions will result in:

•	The termination of the Innovation Fund as a separate series of the Trust.

•	Your becoming a shareholder of the Technology Fund.

Investment Objectives and Policies.    The investment objectives, policies and restrictions of the Funds are briefly summarized below. See “Additional Information About the Funds—Comparison of Investment Objectives, Policies and Restrictions” below for additional information about the investment policies and restrictions of the Funds.

•	Technology Fund. The investment objective of the Technology Fund is long-term capital appreciation. The Technology Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in technology companies. To the extent required by applicable SEC regulations, the Technology Fund will notify shareholders prior to any change to such policy taking effect. The Technology Fund normally invests in at least three different countries, and may invest up to 50% of its assets in non-U.S. issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the U.S., other than Japan. The Technology Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 15% in any one emerging market country). The Technology Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million at the time of purchase, with no more than 15% of its assets in technology companies with market capitalizations below $100 million at the time of purchase. The Technology Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The Technology Fund normally invests in securities of 65 to 105 issuers.

•

Innovation Fund.    The investment objective, policies, and restrictions of the Innovation Fund are similar (although not identical) to those of the Technology Fund. The investment objective of the Innovation Fund is to seek capital appreciation; no consideration is given to income. The Innovation Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or “innovative,” technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Innovation Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor’s (for example, companies classified as “Information Technology” companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and/or service of technological products. Although the Innovation Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry. Although the Innovation Fund invests principally in common stocks, the Innovation Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Innovation Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies. The Innovation Fund may invest up to 40% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Innovation Fund

may use derivative instruments, primarily for risk management and hedging purposes. The Innovation Fund normally invests in securities of 40 to 70 issuers.

The investment objectives, policies and strategies of the Funds are similar, but not identical. As indicated above, both Funds focus on technology-related companies, and both Funds may invest significant portions of their assets in non-U.S. companies. The principal differences between the Funds’ investment policies and strategies include the following:

•	The Technology Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in technology companies, which it defines as companies that provide technology products, services or utilize technology to gain competitive advantages. The Innovation Fund normally invests at least 65% of its assets in common stocks of companies which utilize new, creative or different, or “innovative,” technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies.

•	The Technology Fund is a “non-diversified” fund, which means that it may potentially invest in fewer issuers than the Innovation Fund. The Funds’ portfolio managers have indicated that the Technology Fund currently invests in the securities of 65 to 105 issuers, while the Innovation Fund currently invests in the securities of 40 to 70 issuers.

•	The Innovation Fund typically invests in companies with market capitalizations of more than $200 million, while the Technology Fund typically invests in companies with market capitalizations of at least $500 million, with no more than 15% of its assets in companies with market capitalizations below $100 million at the time of purchase.

•	The Technology Fund normally invests up to 50% of its assets in non-U.S. issuers; the Innovation Fund normally invests up to 40% of its assets in non-U.S. issuers, although it may invest without limit in ADRs.

See “Appendix B—Information about the Technology Fund” for more information about the Technology Fund’s investment strategies. See the Innovation Fund prospectuses, which are incorporated herein by reference, for more information about the Innovation Fund.

Investment Advisers.    PA Fund Management LLC (“PAFM”) is the investment adviser to each Fund. RCM Capital Management LLC (“RCM”) serves as the sub-adviser to each Fund. RCM is an affiliate of PAFM’s parent, Allianz Global Investors of America L.P. (“Allianz Global Investors”). Since January 1, 2005, RCM has served as the subadviser to the Innovation Fund pursuant to an interim agreement that expires on May 31, 2005. PEA Capital LLC, an affiliate of PAFM and RCM, served as the sub-adviser to the Innovation Fund prior to January 1, 2005. PEA Capital LLC began sub-advising the Innovation Fund in March, 1999.

Proposed Transaction.    As a result of the Merger, the Innovation Fund will receive a number of Class A, Class B, Class C, Class D, Institutional Class and Administrative Class Merger Shares of the Technology Fund equal in value to the value of the net assets of the Innovation Fund being transferred and attributable to Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares, respectively, of the Innovation Fund.1 Following the transfer:

•	Each shareholder of the Innovation Fund will receive, on a tax-free basis, a number of full and fractional Class A, Class B, Class C, Class D, Institutional Class and/or Administrative Class Merger

[1]	As of the date of this Prospectus/Proxy Statement, the Technology Fund does not have Administrative Class shares. Contemporaneously with the solicitation of this Prospectus/Proxy Statement, the Technology Fund is registering Administrative Class shares in addition to the Administrative Class shares being registered hereunder. The distribution and share class arrangements (other than fees) of the shares of this class will be the same as the distribution and share class arrangements of the Administrative Class shares of the Innovation Fund.

Shares of the Technology Fund equal in value to the aggregate value of the shareholder’s Class A, Class B, Class C, Class D, Institutional Class and/or Administrative Class shares of the Innovation Fund, respectively.

•	The Innovation Fund will cease to be a separate series of the Trust and will liquidate.

Distribution and Share Class Arrangements.    The distribution and share class arrangements of Class A, Class B, Class C, Class D, Administrative Class and Institutional Class Merger Shares are identical to those of the corresponding classes of shares of the Innovation Fund.

•	Class A shares of the Funds are generally sold subject to an initial sales charge (“load”) and are subject to a servicing fee at an annual rate of 0.25% of a Fund’s average daily net assets attributable to its Class A shares. Class A shares are generally not subject to a contingent deferred sales charge (a “CDSC”), except in the case of certain purchases of Class A shares without a sales load which are redeemed within 18 months after purchase.

•	Class B shares of the Funds are sold at net asset value, without an initial sales charge, but are subject to a CDSC at declining rates if redeemed during the first six years after purchase (the maximum CDSC is imposed on shares redeemed in the first year). Class B shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class B shares. Class B shares convert automatically to Class A shares seven or eight years after purchase depending on when they were purchased.

•	Class C shares of the Funds are sold at net asset value, without an initial sales charge, and are subject to a 1.00% CDSC if redeemed within one year after purchase. Class C shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class C shares. Class C shares do not have a conversion feature.

•	Class D shares of the Funds are not subject to an initial sales charge or CDSC but are subject to an annual distribution and/or service fee of 0.25% of a Fund’s average daily net assets attributable to its Class D shares.

•	Institutional Class shares of the Funds are not subject to an initial sales charge or CDSC or any distribution and/or service fees.

•	Administrative Class shares of the Funds are not subject to an initial sales charge or CDSC but are subject to an annual distribution and service fee at an aggregate annual rate of 0.25% of a Fund’s average daily assets attributable to its Administrative Class shares.

Purchases of Shares.    The purchase arrangements for shares of the Funds are substantially identical. As described in more detail in Appendix B, you may purchase all classes of shares of the Technology Fund at their net asset value next determined after receipt of your purchase request, plus any applicable sales charges, directly from the Trust (except for Class D shares, which may be purchased only through a financial service firm) or through an investor’s financial representative or other financial intermediary. Depending on the share class purchased, the minimum investment amount ranges from $5,000 to $5,000,000.

Exchanges.    You may exchange your shares in the Funds at net asset value for shares of the same class of any other series of the Trust or of PIMCO Funds: Pacific Investment Management Series, another trust in the PIMCO Funds family, subject to any restrictions on exchanges set forth in the applicable prospectus(es). See “Exchanging Shares” in Appendix B.

Redemptions.    Redemption procedures for the Funds are substantially identical. You may redeem Fund shares on any day the New York Stock Exchange is open at their net asset value next determined after receipt of the redemption request, less any applicable CDSC and/or redemption fee. Class A, B and C shares can be redeemed through a participating broker or by submitting a written redemption request directly to the Fund’s transfer agent for Class A, B and C shares (for non-broker accounts only). Class D shares can be redeemed through the financial service firm through which you purchased the shares. Institutional and Administrative Class shares can be redeemed by a written, telephonic or other wire communication request submitted to the Fund’s transfer agent for Institutional and Administrative Class shares. See “Selling Shares—Class A, B and C Shares,” “Selling Shares—Class D Shares,” and “Selling Shares—Institutional Class and Administrative Class Shares” in Appendix B.

Reasons for Approving the Merger and Trustees’ Considerations.    The Trustees recommend approval of the Merger. In reviewing the Merger, the Trustees considered the following factors:

•	PAFM’s belief that the Innovation Fund’s performance has not been as good as expected and that the Innovation Fund’s recent sales results, which are not expected to improve in the near future, may not allow it to maintain long-term viability. Although presently the Innovation Fund is larger than the Technology Fund, PAFM has advised the Trustees that it believes the combined Fund will be better positioned to increase in size.

•	PAFM’s belief that the strong historical performance of the Technology Fund relative to its benchmark will provide attractive sales growth potential. See “Performance Information” below. The Trustees also considered information provided by PAFM demonstrating that the Technology Fund had outperformed both the Innovation Fund and an average of other technology funds for the most recent one- and five-year periods.

•	RCM manages the portfolios of both Funds as sub-adviser and PAFM serves as adviser to both Funds. RCM took over portfolio management of the Innovation Fund on January 1, 2005. Prior to that date the Fund was sub-advised by another affiliate of PAFM.

•	The Merger will offer shareholders of the Innovation Fund an investment in a fund with a similar (although not identical) investment objective, policies, and restrictions, and the Trustees believe that an investment in shares of the Technology Fund will provide shareholders with an investment opportunity similar to that currently provided by the Innovation Fund.

•	The fact that the Merger is expected to be a tax-free reorganization. The Trustees also considered the historical and pro forma tax attributes of the Funds, the effect of the Merger on certain tax losses of the Funds (see “Federal Income Tax Consequences” below), and the potentially less favorable tax attributes of the combined fund under a range of circumstances and determined that any such impact was likely to be outweighed by benefits to shareholders resulting from the Merger.

•	All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Merger Agreement (other than brokerage and other transaction costs and similar expenses, as described below) will be borne by PAFM or its affiliates, and not by the Funds.

The annual advisory fee rate payable by the Technology Fund after the Merger (0.90% of average daily net assets) is higher than the annual advisory fee rate payable by the Innovation Fund (0.65% of average daily net assets). Similarly, the administrative fee rate payable by each class of the Technology Fund will be 0.05% higher than the fee paid by the corresponding class of the Innovation Fund, so that the Merger will result in an increase in expenses to Innovation Fund shareholders of 0.30% of average daily net assets. See “Operating Expenses” below. The Trustees considered PAFM’s and RCM’s representations as to the reasons for the increase in fees, including the international focus of the Technology Fund and related costs as well as the experience, expertise and resources of RCM and the RCM portfolio management team. The Trustees also noted that PAFM will reduce its advisory fee and administrative fee on all classes of the Technology Fund if the Merger is consummated. Absent such reduction, Innovation Fund shareholder expenses would have increased by more than the 0.30% currently proposed.

Performance Information

Innovation Fund

The bar chart, the information to its right and the Average Annual Totals Returns table on the next page show summary performance information for the Innovation Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities-market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class A, B, C, D and Institutional and Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A, B, C, D, Institutional Class and Administrative Class performance would differ to the extent their respective expenses differ. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class B shares (05/22/95), Class D shares (04/08/98), Institutional Class shares (03/05/99) and Administrative Class shares (03/10/00), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund’s Class A shares. The prior Class A performance has been adjusted to reflect the actual sales charges (if any), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by those other classes. Prior to January 1, 2005, the Innovation Fund had different sub-advisers and would not necessarily have achieved the performance results shown under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns—Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 10/01/99-12/31/99 80.12%

Lowest 07/01/01-09/30/01 -46.31%

Average Annual Total Return (for periods ended 12/31/04)

	1 year	5 years*	Fund Inception* (12/22/94)(4)
Class A—Before Taxes(1)	-4.81%	-21.61%	10.21%
Class A—After Taxes on Distributions(1)	-6.04%	-23.11%	7.68%
Class A—After Taxes on Distributions & Sale of Fund Shares(1)	-3.93%	-17.20%	7.83%
Class A	-6.04%	-22.65%	8.78%
Class B	-6.78%	-23.23%	8.25%
Class C	-6.79%	-23.23%	8.00%
Class D	-6.06%	-22.65%	8.84%
Institutional Class	-5.65%	-22.42%	9.17%
Administrative Class	-5.88%	-22.50%	8.96%
NASDAQ Composite Index(2)	8.60%	-11.76%	11.21%
Lipper Science and Technology Funds Average(3)	3.97%	-16.49%	9.64%

*	Annualized
(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares though tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After tax returns for Classes B, C and D, and Administrative and Institutional Classes will vary.
(2)	The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in the index.
(3)	The Lipper Science & Technology Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.
(4)	The Fund began operations on 12/22/94. Index comparisons begin on 12/31/94.

Technology Fund

The Technology Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Fund, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table show summary performance information for the DRCM Fund since the inception of the DRCM Fund on December 30, 1998. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund’s average annual total returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, but the returns do not reflect the impact of sales charges (loads) applicable to Class A, B, C and D shares of the Fund. If they did, the returns would be lower than those shown. Although Class A, B, C, D and Institutional and Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A, B, C, D and Administrative Class performance would be worse than Institutional Class performance to the extent their respective expenses differ. Unlike the bar chart, performance for Class A, B and

C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (02/05/02) and Class D shares (01/20/99), performance of information shown in the Average Annual Total Returns table for those classes is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (if any), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B, C and D shares. The Technology Fund did not offer Administrative Class shares during the periods shown. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns—Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (4th quarter 1999) 82.82%
Lowest (4th quarter 2000) -34.45%

Average Annual Total Returns (for periods ended 12/31/04)

	1 year	5 year*	Fund Inception* (12/27/95)(5)
Institutional Class—Before Taxes(1)	19.51%	-7.93%	11.55%
Institutional Class—After Taxes on Distributions(1)	17.93%	-9.23%	9.82%
Institutional Class—After Taxes on Distributions & Sale of Fund Shares(1)	11.65%	-7.57%	8.70%
Class A	17.46%	-9.59%	9.24%
Class B	16.59%	-10.29%	8.41%
Class C	16.57%	-10.31%	8.39%
Class D	17.46%	-9.51%	9.40%
NASDAQ Composite Index(2)	8.60%	-11.76%	11.21%
Goldman Sachs Technology Index(3)	2.47%	-16.10%	12.44%
Lipper Science and Technology Funds Average(4)	3.97%	-16.49%	6.63%

*	Annualized
(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Classes A, B, C and D will vary.

(2)	The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in the index. The NASDAQ Composite Index replaced the Goldman Sachs Technology Index as the Technology Fund’s primary comparative index because the Adviser believes the NASDAQ Composite Index is a more broadly based market index.
(3)	The Goldman Sachs Technology Index is a modified capitalization-weighted index of companies involved in the internet-related sector of the technology industry. It is not possible to invest directly in the index.
(4)	The Lipper Science & Technology Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.
(5)	The Fund began operations on 12/27/95. Index comparisons begin on 12/31/95.

Operating Expenses.    The following tables allow you to compare the sales charges, if applicable, advisory and administrative fees and other expenses of the Innovation Fund and the Technology Fund and to analyze the estimated pro forma expenses that PAFM estimates the Technology Fund will bear in the first year following the Merger. The annual advisory fee rate payable by the Technology Fund after the Merger (0.90% of average daily net assets) is higher than the annual advisory fee rate payable by the Innovation Fund (0.65% of average daily net assets). Similarly, the administrative fee rate payable by each class of the Technology Fund after the Merger is 0.05% higher than the fee paid by the corresponding class of the Innovation Fund. As a result, Innovation Fund shareholders will pay higher fees after the Merger. These tables summarize the following information:

•	Expenses that the Innovation Fund incurred in the fiscal year ended June 30, 2004.

•	Expenses that the Technology Fund incurred in the fiscal year ended June 30, 2004.

•	Expenses that PAFM estimates the Technology Fund would have incurred in the fiscal year ended June 30, 2004, after giving effect to the proposed Merger on a pro forma combined basis, assuming the Merger had occurred as of July 1, 2003. It is expected that the Technology Fund’s annual operating expenses will decrease as a result of the Merger. The pro forma expenses of the Technology Fund (taking into account the Merger) are expected to be higher than the Innovation Fund’s expenses, as reflected in the right-most column of the expense tables below.

As summarized in footnotes following the tables, “Other Expenses” for each class of shares of the Innovation Fund in the left-most column in the tables includes, in addition to the administrative fees, trustees’ expenses incurred by the Innovation Fund during the most recent fiscal year of 0.01% per annum. “Other Expenses” for each class of shares of the Technology Fund in the middle column in the tables includes, in addition to the administrative fees, trustees’ expenses incurred by the Technology Fund during the most recent fiscal year (ranging from 0.00% to 0.01% per annum for the particular class of shares).* The pro forma “Other

*	As of the date of this Prospectus/Proxy Statement, the Technology Fund does not have Administrative Class shares. Contemporaneously with the solicitation of this Prospectus/Proxy Statement, the Technology Fund is registering Administrative Class shares in addition to the Administrative Class shares being registered hereunder. The distribution and share class arrangements (other than fees) of the shares of this class will be the same as the distribution and share class arrangements of the Administrative Class shares of the Innovation Fund. Therefore, the fees and expenses in the examples are estimates based on what fees would have been if Administrative Class been offered.

Expenses” for each class of shares of the Technology Fund in the right-most column include estimates of trustees’ or other expenses that would have been incurred by the Technology Fund during the most recent fiscal year, had the Merger occurred as of July 1, 2003. The actual expenses incurred by the Technology Fund subsequent to the Merger may be higher than the pro forma figures shown to the extent that the Technology Fund incurs a higher level of trustees’ expenses or other expenses in future periods. Because the Technology Fund bears higher advisory fees and administrative fees than the Innovation Fund, all other things being equal (including with respect to any interest expenses incurred), it is expected that the Merger will result in Innovation Fund shareholders bearing a higher level of expenses than they would if the Merger does not take place.

Sales charges are paid directly by shareholders to PA Distributors LLC, the Funds’ distributor. Annual Fund Operating Expenses are deducted from each Fund’s assets. They include management fees, 12b-1 fees (if applicable), and administrative and other expenses.

	Current Expenses Innovation Fund (as of June 30, 2004)	Current Expenses Technology Fund (as of June 30, 2004)	Pro forma Expenses Technology Fund (as of June 30, 2004)
CLASS A SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load) (as a percentage of the lessor of the original purchase price or the NAV at the time of redemption)[1]	1.00%	1.00%	1.00%
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)[3]
Advisory Fee	0.65%	0.95%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.41%[4]	0.56%[4]	0.46%[4]

Total Annual Fund Operating Expenses	1.31%	1.76%	1.61%

CLASS B SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as a percentage of the lessor of the original purchase price or the NAV at the time of redemption)[5]	5.00%	5.00%	5.00%
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%	2.00%	2.00%

	Current Expenses Innovation Fund (as of June 30, 2004)	Current Expenses Technology Fund (as of June 30, 2004)	Pro forma Expenses Technology Fund (as of June 30, 2004)
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)[3]
Advisory Fee	0.65%	0.95%	0.90%
Distribution and/or Service (12b-1) Fees[6]	1.00%	1.00%	1.00%
Other Expenses	0.41%[4]	0.55%[4]	0.46%[4]

Total Annual Fund Operating Expenses	2.06%	2.50%	2.36%

CLASS C SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as a percentage of the lessor of the original purchase price or the NAV at the time of redemption)[7]	1.00%	1.00%	1.00%
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)[3]
Advisory Fee	0.65%	0.95%	0.90%
Distribution and/or Service (12b-1) Fees[6]	1.00%	1.00%	1.00%
Other Expenses	0.41%[4]	0.55%[4]	0.46%[4]

Total Annual Fund Operating Expenses	2.06%	2.50%	2.36%

CLASS D SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as a percentage of the lessor of the original purchase price or the NAV at the time of redemption)	None	None	None
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)[3]
Advisory Fee	0.65%	0.95%	0.90%
Distribution and/or Service (12b-1) Fees[8]	0.25%	0.25%	0.25%
Other Expenses	0.41%[9]	0.56%[9]	0.46%[9]

Total Annual Fund Operating Expenses	1.31%	1.76%	1.61%

	Current Expenses Innovation Fund (as of June 30, 2004)	Current Expenses Technology Fund (as of June 30, 2004)	Pro forma Expenses Technology Fund (as of June 30, 2004)
INSTITUTIONAL CLASS SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as a percentage of the lessor of the original purchase price or the NAV at the time of redemption)	None	None	None
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)
Advisory Fee	0.65%	0.95%	0.90%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.26%[10]	0.41%[10]	0.31%[10]

Total Annual Fund Operating Expenses	0.91%	1.36%	1.21%

ADMINISTRATIVE CLASS SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as a percentage of the lessor of the original purchase price or the NAV at the time of redemption)	None	None	None
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%	N/A	2.00%
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)
Advisory Fee	0.65%	N/A	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	N/A	0.25%
Other Expenses	0.26%[10]	N/A	0.31%[10]

Total Annual Fund Operating Expenses	1.16%	N/A	1.46%

[1]	Imposed only in certain circumstances where Class A Shares are purchased without a front-end sales charge at the time of purchase.
[2]	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Selling Shares—Class A, B and C Shares,” “How to Buy and Sell Shares—Selling Shares—Class D Shares,” and “How to Buy and Sell Shares—Selling Shares—Institutional and Administrative Class Shares.”
[3]	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
[4]

Other Expenses for the Innovation Fund reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Innovation

Fund’s Class A, B and C shares in excess of $2.5 billion, and 0.01% in trustees’ expenses incurred during the most recent calendar year. Other Expenses for the Technology Fund reflects a 0.55% Administrative Fee paid by the class, which is currently subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Technology Fund’s Class A, B and C shares in excess of $2.5 billion, and 0.01% in trustees’ expenses incurred during the most recent calendar year. Other Expenses for the Combined Fund reflects a 0.45% Administrative Fee that will be paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Combined Fund’s Class A, B and C shares in excess of $2.5 billion, and 0.01% in trustees’ expenses incurred during the most recent calendar year. As indicated below, changes to the “breakpoints” to the Administrative Fee payable by Class A, B and C shares have been proposed.

[5]	The maximum CDSC on Class B shares is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares” in Appendix B.
[6]	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc. (the “NASD”).
[7]	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
[8]	Each Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement for each Fund may be Distribution and/or Service (12b-1) Fees. The Innovation Fund currently pays a total of 0.65% per year under the administration agreement, the Technology Fund currently pays a total of 0.80% per year under the administration agreement and the combined Technology Fund will pay a total of 0.70% per year under the administration agreement, regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Each Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the NASD. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
[9]	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.01% in trustees’ expenses incurred during the most recent calendar year. As indicated below, changes to the “breakpoints” to the Administrative Fee payable by Class D shares have been proposed.
[10]	Other Expenses for the Innovation Fund reflects a 0.25% Administrative Fee paid by the class and 0.01% in trustees’ expenses paid by the class during the most recent calendar year. Other Expenses for the Technology Fund reflects a 0.40% Administrative Fee paid by the class and 0.01% in trustees’ expenses paid by the class during the most recent calendar year. Other expenses for the Combined Fund reflects a 0.30% Administrative Fee that will be paid by the class and 0.01% in trustees’ expenses paid by the class during the most recent calendar year.

Examples.    The following Examples are intended to help you compare the cost of investing in the Innovation Fund with the cost of investing in the Technology Fund and the cost of investing in other mutual funds. The Examples, which are based on the Total Annual Fund Operating Expenses shown above, assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Example.    Assuming you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A Shares:
RCM Innovation Fund (Current)	$676	$942	$1,229	$2,042
RCM Global Technology Fund (Current)	719	1,074	1,452	2,509
RCM Global Technology Fund (Pro Forma)	705	1,030	1,378	2,356

Class B Shares:
RCM Innovation Fund (Current)	$709	$946	$1,308	$2,107
RCM Global Technology Fund (Current)	753	1,079	1,531	2,569
RCM Global Technology Fund (Pro Forma)	739	1,036	1,460	2,544

Class C Shares:
RCM Innovation Fund (Current)	$309	$646	$1,108	$2,390
RCM Global Technology Fund (Current)	353	779	1,331	2,836
RCM Global Technology Fund (Pro Forma)	339	736	1,260	2,696

Class D Shares:
RCM Innovation Fund (Current)	$133	$415	$718	$1,579
RCM Global Technology Fund (Current)	179	554	954	2,073
RCM Global Technology Fund (Pro forma)	164	508	876	1,911

Institutional Class Shares:
RCM Innovation Fund (Current)	$93	$290	$504	$1,120
RCM Global Technology Fund (Current)	138	431	745	1,635
RCM Global Technology Fund (Pro forma)	123	384	665	1,466

Administrative Class Shares:
RCM Innovation Fund (Current)	$118	$368	$638	$1,409
RCM Global Technology Fund (Current)	—	—	—	—
RCM Global Technology Fund (Pro forma)	149	462	797	1,746

Example.    Assuming you do not redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A Shares:
RCM Innovation Fund (Current)	$676	$942	$1,229	$2,042
RCM Global Technology Fund (Current)	719	1,074	1,452	2,509
RCM Global Technology Fund (Pro forma)	705	1,030	1,378	2,356

	1 Year	3 Years	5 Years	10 Years

Class B Shares:
RCM Innovation Fund (Current)	$209	$646	$1,108	$2,107
RCM Global Technology Fund (Current)	253	779	1,331	2,569
RCM Global Technology Fund (Pro forma)	239	736	1,260	2,544

Class C Shares:
RCM Innovation Fund (Current)	$209	$646	$1,108	$2,390
RCM Global Technology Fund (Current)	253	779	1,331	2,836
RCM Global Technology Fund (Pro forma)	239	736	1,260	2,696

Class D Shares:
RCM Innovation Fund (Current)	$133	$415	$718	$1,579
RCM Global Technology Fund (Current)	179	554	954	2,073
RCM Global Technology Fund (Pro forma)	164	508	876	1,911

Institutional Class Shares:
RCM Innovation Fund (Current)	$93	$290	$504	$1,120
RCM Global Technology Fund (Current)	138	431	745	1,635
RCM Global Technology Fund (Pro forma)	123	384	665	1,466

Administrative Class Shares:
RCM Innovation Fund (Current)	$118	$368	$638	$1,409
RCM Global Technology Fund (Current)	—	—	—	—
RCM Global Technology Fund (Pro forma)	149	462	797	1,746

Changes to the “breakpoints” to the Administrative Fee payable by Class A, B, C and D shares of the Technology Fund have been proposed. If the Technology Fund had Class R shares outstanding, these breakpoints would apply to Class R shares also. Assuming these changes are approved, the total administrative fee rate for Class A, B, C and D shares of the Technology Fund would be reduced according to the following schedule, based on the Technology Fund’s average daily net assets attributable in the aggregate to the Fund’s Class A, B, C, D and R shares: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. Under this proposed schedule, the pro forma administrative fee of the combined Fund would be approximately 0.44% based on net asset values as of June 30, 2004. The proposed administrative fee schedule has not yet been approved by the Board of Trustees of the Trust.

The Administrative Fee arrangements and the Distribution Fee arrangements for the Technology Fund are discussed further under “Additional Information About the Funds” below. For information about the expenses associated with the Merger, see “Proposal—Approval of Agreement and Plan of Reorganization—Information About the Merger.”

Federal Income Tax Consequences

For federal income tax purposes, the Merger of the Innovation Fund into the Technology Fund is expected to be a tax-free reorganization. This means that no gain or loss is expected to be recognized by the Innovation

Fund or its shareholders directly as a result of the Merger, and the aggregate tax basis of the Merger Shares received by each Innovation Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Innovation Fund shares. However, a substantial portion of the portfolio assets held by the Innovation Fund may be sold in connection with its Merger into the Technology Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Innovation Fund’s basis in such assets. Capital gains, if any, recognized in these sales on a net basis will be distributed to the Innovation Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Furthermore, because the Merger will end the tax year of the Innovation Fund, it may accelerate distributions from the Innovation Fund to its shareholders. Specifically, the Innovation Fund will recognize any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards) or losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and such gains to its shareholders on or before that date. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in the current recognition of gain or loss to such shareholder for federal income tax purposes. For more information about the federal income tax consequences of the Merger, see “Approval of Agreement and Plan of Reorganization—Information About the Merger—Federal Income Tax Consequences.”

Principal Risk Factors

The principal risks of the Funds are summarized below. Because the Funds have similar (although not identical) investment objectives and policies, the principal risks of investing in the Funds are similar, and each of the risks below applies to both Funds. Each Fund may be subject to risks other than those described below because the types of investments made by each Fund can change over time. The sections captioned “Characteristics and Risks of Securities and Investment Techniques” in Appendix B and in the Innovation Fund’s Prospectuses and in “Investment Objectives and Policies” in the Statement of Additional Information include more information about the Funds, their investments and the related risks, and are incorporated in this Prospectus/Proxy Statement by reference. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in the Funds.

Market Risk.    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk.    The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Growth Securities Risk.    The Funds may invest in equity securities of companies that its portfolio manager or portfolio management team believes will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk.    The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Unlike the Technology Fund, the Innovation Fund generally has substantial exposure to this risk.

Liquidity Risk.    The Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Focused Investment Risk.    Focusing fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. Funds that are “non-diversified” because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers may also present substantial credit or other risks.

Technology Related Risk.    The Funds may be subject to risks particularly affecting technology companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories to the extent they invest their assets in technology or technology-related companies.

Foreign (non-U.S.) Investment Risk.    A Fund that invests in foreign securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund’s investment in foreign securities. The Technology Fund may have greater exposure to this risk than the Innovation Fund because it may invest a higher percentage of its assets in foreign securities.

Emerging Markets Risk.    Foreign investment risk may be particularly high to the extent that a fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. The Technology Fund may invest up to 20% of its assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under “Foreign (non-U.S.) Investment Risk”) are generally more pronounced with respect to investments in emerging market countries.

Derivatives Risk.    The Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in the Prospectuses and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Leveraging Risk.    Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Currency Risk.    Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by the U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. More so than the Innovation Fund, the Technology Fund may have significant exposure to this risk.

Credit Risk.    The Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Management Risk.    Each Fund is subject to management risk because it is an actively managed investment portfolio. PAFM and RCM and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Turnover Risk.    A change in the securities held by a Fund is known as “portfolio turnover.” The Funds are particularly susceptible to this risk. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

IPO Risk.    The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Sector Specific Risks.    In addition to other risks, funds that invest a substantial portion of their assets in related industries (or “sectors”) may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments. Funds that from time to time invest a significant portion of their assets in securities issued by technology and/or healthcare companies may have significant exposure to this risk. The Funds may have significant exposure to this risk because they may from time to time invest a significant portion of their assets in securities issued by technology companies.

PROPOSAL

APPROVAL OF AGREEMENT

AND PLAN OF REORGANIZATION

You are being asked to approve the Merger of the Innovation Fund into the Technology Fund. The Merger is proposed to take place pursuant to an Agreement and Plan of Reorganization between the Innovation Fund and the Technology Fund (the “Merger Agreement”), a form of which is attached to this Prospectus/Proxy Statement as Appendix A.

The Merger Agreement provides, among other things, for the transfer of all of the assets of the Innovation Fund to the Technology Fund in exchange for (i) the assumption by the Technology Fund of all of the liabilities of the Innovation Fund and (ii) the issuance to the Innovation Fund of Class A, Class B, Class C, Class D, Institutional Class and Administrative Class Shares of the Technology Fund (“Merger Shares”), followed by the distribution of those shares to the shareholders of the Innovation Fund in liquidation of the Innovation Fund, all as more fully described below under “Information About the Merger.”

Upon liquidation of the Innovation Fund, you will receive a number of full and fractional Class A, Class B, Class C, Class D, Institutional Class and/or Administrative Class Merger Shares equal in value at the date of the exchange to the aggregate value of your Class A, Class B, Class C, Class D, Institutional Class and/or Administrative Class shares of the Innovation Fund, respectively.

Trustees’ Recommendation.    The Trustees have voted unanimously to approve the proposed Merger and to recommend that shareholders of the Innovation Fund also approve the Merger.

Required Shareholder Vote.    At the meeting of shareholders of the Innovation Fund, 30% of the shares of the Innovation Fund outstanding as of February 4, 2005 (the “Record Date”), present in person or represented by proxy, constitutes a quorum for the transaction of business for the Fund. However, as required by the Investment Company Act of 1940, as amended (the “1940 Act”), approval of the Merger will require the affirmative vote of the lesser of:

•	67% or more of the shares present at the meeting or represented by proxy, if more than 50% of the shares are present or represented by proxy, and

•	more than 50% of the Fund’s shares.

Therefore, in order for the Merger to be approved, more than 50% of the Fund’s shares must be present at the meeting or represented by proxy.

A shareholder of the Innovation Fund objecting to the proposed Merger is not entitled under Massachusetts law or the Agreement and Declaration of Trust of the Trust (the “Declaration of Trust”) to demand payment for or an appraisal of his or her Innovation Fund shares if the Merger is consummated over his or her objection. You may, however, redeem your shares at any time prior to the Merger and, if the Merger is consummated, you will still be free at any time to redeem your Merger Shares, for cash at net asset value (less any applicable CDSC and/or redemption fee) at the time of such redemption, or to exchange your Merger Shares for shares of other funds in the PIMCO Funds family at net asset value (less any applicable redemption fees) at the time of such exchange. See “Exchanging Shares” in “Appendix B—Information About the Technology Fund.”

Conditions to the Merger.    The Merger is subject to a number of conditions. In the event that the Merger is not approved by the shareholders of the Innovation Fund, the Innovation Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies, and the Trustees may consider other alternatives, including the liquidation of the Innovation Fund, as may be in the best interests of shareholders.

Concurrently with the solicitation of proxies in connection with this Prospectus/Proxy Statement, the Trustees of the Trust are also soliciting proxies from the shareholders of the Technology Fund in connection with a special meeting of shareholders of the Technology Fund. This special meeting of shareholders of the Technology Fund is being called for the following purposes: (1) to consider eliminating a fundamental investment restriction of the Technology Fund and (2) to transact such other business as may properly come before the meeting or any postponement or adjournment thereof. The Technology Fund currently has a fundamental investment restriction that reads as follows:

“The Fund may not purchase portfolio securities from or sell portfolio securities to the officers, directors, or other ‘interested persons’ (as defined in the 1940 Act) of the Trust, other than unaffiliated broker-dealers.”

The Innovation Fund does not have such a restriction. While it is not clear that the restriction applies to transactions such as the Merger, if the Technology Fund’s shareholders do not approve the proposal to eliminate the fundamental investment restriction above, then the Merger currently proposed between the Innovation Fund and the Technology Fund will not occur (or will not occur as presently proposed, although the Innovation Fund may reorganize in a different form of transaction), and the Trustees may take such actions as they believe to be in the best interests of the Technology Fund and its shareholders.

Background and Reasons for the Proposed Merger

At a meeting held on December 17, 2004, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), determined that the Merger would be in the best interests of both Funds, and that the interests of such shareholders would not be diluted as a result of effecting the Merger. The Trustees have unanimously approved the proposed Merger and have recommended its approval by shareholders.

The principal reasons why the Trustees are recommending approval of the Merger are as follows:

•	PAFM’s belief that the Innovation Fund’s performance has not been as good as expected and the Innovation Fund’s recent sales results, which are not expected to change in the near future, may not allow it to maintain long-term viability. Although presently the Innovation Fund is larger than the Technology Fund, PAFM has advised the Trustees that it believes the combined Fund will be better positioned to increase in size.

•	PAFM believes that the strong historical performance of the Technology Fund relative to its benchmark will provide attractive sales growth potential. See “Performance Information.” The Trustees also considered information provided by PAFM demonstrating that the Technology Fund had outperformed both the Innovation Fund and an average of other technology funds for the most recent one- and five-year periods.

•	RCM manages the portfolios of both Funds as sub-adviser and PAFM serves as adviser to both Funds. RCM took over portfolio management of the Innovation Fund on January 1, 2005. Prior to that date the Fund was sub-advised by another affiliate of PAFM.

•	The Merger will offer shareholders of the Innovation Fund an investment in a fund with a similar (although not identical) investment objective, policies, and restrictions, and the Trustees believe that an investment in shares of the Technology Fund will provide shareholders with an investment opportunity similar to that currently provided by the Innovation Fund.

•	The fact that the Merger is expected to be a tax-free reorganization. The Trustees also considered the historical and pro forma tax attributes of the Funds, the effect of the Merger on certain tax losses of the Funds (see “Federal Income Tax Consequences” below), and the potentially less favorable tax attributes of the combined fund under a range of circumstances, and determined that any such impact was likely to be outweighed by benefits to shareholders resulting from the Merger.

•	All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Merger Agreement (other than brokerage and other transaction costs and similar expenses, as described below) will be borne by PAFM or its affiliates, and not by the Funds.

The annual advisory fee rate payable by the Technology Fund after the Merger (0.90% of average daily net assets) is higher than the annual advisory fee rate payable by the Innovation Fund (0.65% of average daily net assets). Similarly, the administrative fee rate payable by each class of the Technology Fund will be 0.05% higher than the fee paid by the corresponding class of the Innovation Fund, so that the Merger will result in an increase in expenses to Innovation Fund shareholders of 0.30% of average daily net assets. See “Operating Expenses” above. The Trustees considered PAFM’s and RCM’s representations as to the reasons for the increase in fees, including the international focus of the Technology Fund and related costs as well as the experience; expertise and resources of RCM and the RCM portfolio management team. The Trustees also noted that PAFM will reduce its advisory fee and its administrative fee on all classes of the Technology Fund if the Merger is consummated. Absent such reduction, Innovation Fund shareholder expenses would have increased by more than the 0.30% currently proposed.

The Trustees also considered information from PAFM relating to the comparative net operating results of the Funds, the historical and pro forma tax attributes of the Funds, and the effect of the Merger on certain tax losses of the Funds. Using information as of December 31, 2004, had the transaction occurred on that date, the realized and unrealized gains and losses of the Funds’ securities, the capital loss carryforwards of the Funds, and the “net losses” (defined as capital loss carryforwards as adjusted by year-to-date net realized gains or losses and current unrealized gains or losses) of each Fund and the combined Fund would have been as follows:*

All numbers as of December 31, 2004

(Amounts in thousands)

	Innovation Fund		Technology Fund		Combined Fund
					(if the Merger had occurred on December 31, 2004)
Net assets	$813,632		$629,877		$1,443,509
Net operating income (loss)	$(2,323)		$(3,361)		n/a
Net realized gain (loss)	$(93,969)		$4,269		n/a
	(-12% of net assets	)	(1% of net assets	)
YTD Net unrealized gain (loss)	$134,663		$167,398		n/a
	(17% of net assets	)	(27% of net assets	)
Capital loss carryforwards	$(3,052,940)[1]		$(546,024)		n/a
	(-375% of net assets	)	(-87% of net assets	)
Net losses[2]	$(3,012,246)		$(374,357)		$(298,795)[3]
	(-370% of net assets	)	(-59% of net assets	)	(-21% of combined fund’s net assets	)

Additional comparative financial information for the Funds is included in the Merger Statement of Additional Information, and is incorporated herein by reference.

*	These figures were calculated using unaudited numbers.
[1]	This figure reflects limitations due to prior reorganizations. Note that certain losses included in this figure are not available until future years.
[2]	This figure includes net realized gains (or losses) and assumes the recognition of net unrealized gains (or losses).
[3]	This figure was calculated using unaudited book figures and is based on various assumptions, including the recognition of all realized and unrealized gains and losses and the applicability of annual limitations to the capital loss carryforwards of each Fund over the average lives of such carryforwards.

Information About the Merger

Merger Agreement.    The Merger Agreement provides that the Technology Fund will acquire all of the assets of the Innovation Fund in exchange for the assumption by the Technology Fund of all of the liabilities of the Innovation Fund and for the issuance to the Innovation Fund’s shareholders of the Class A, Class B, Class C, Class D, Institutional Class and Administrative Class Merger Shares, all as of the Exchange Date (as defined in the Agreement). If the Merger is approved by shareholders of the Innovation Fund, it is expected the Exchange Date will occur on or about April 29, 2005, although the Merger may be delayed. The following discussion of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, the form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The Innovation Fund will transfer all of its assets to the Technology Fund, and, in exchange, the Technology Fund will assume all of the liabilities of the Innovation Fund and deliver to the Innovation Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the net asset value of the Innovation Fund attributable to its Class A shares, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the net asset value of the Innovation Fund attributable to its Class B shares, (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the net asset value of the Innovation Fund attributable to its Class C shares, (iv) a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the net asset value of the Innovation Fund attributable to its Class D shares, (v) a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the net asset value of the Innovation Fund attributable to its Institutional Class shares and (vi) a number of full and fractional Administrative Class Merger Shares having an aggregate net asset value equal to the net asset value of the Innovation Fund attributable to its Administrative Class shares.

Immediately following the Exchange Date, the Innovation Fund will, in liquidation of the Innovation Fund, distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by the Innovation Fund, with Class A Merger Shares being distributed to holders of Class A shares of the Innovation Fund, Class B Merger Shares being distributed to holders of Class B shares of the Innovation Fund, Class C Merger Shares being distributed to holders of Class C shares of the Innovation Fund, Class D Merger Shares being distributed to holders of Class D shares of the Innovation Fund, Institutional Class Merger Shares being distributed to holders of Institutional Class shares of the Innovation Fund, and Administrative Class Merger Shares being distributed to holders of Administrative Class shares of the Innovation Fund. As a result of the proposed transaction, each holder of Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares of the Innovation Fund would receive a number of full and fractional Class A, Class B, Class C, Class D, Institutional Class and Administrative Class Merger Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares, respectively, of the Innovation Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Technology Fund in the names of the Innovation Fund shareholders, each account holding the respective number of full and fractional Class A, Class B, Class C, Class D, Institutional Class or Administrative Class Merger Shares due such shareholder. New certificates for Merger Shares will not be issued. Shareholders of the Innovation Fund holding certificates for shares will be sent instructions on how they will be able to exchange those certificates for certificates representing shares of the Technology Fund.

The consummation of the Merger is subject to the conditions set forth in the Merger Agreement and the approval of the shareholders of the Innovation Fund. The Merger Agreement may be revised or amended at any time prior to the consummation of the Merger with the consent of the Trustees, but in no event shall any amendment cause any shareholder to receive less than net asset value for his or her Innovation Fund shares in the

Merger. In addition, the Merger Agreement may be terminated and the Merger abandoned at any time, before or after approval by the shareholders of the Innovation Fund, prior to the Exchange Date, by consent of the Trustees or if any condition set forth in the Merger Agreement has not been fulfilled and has not been waived by the party entitled to its benefits.

Expenses of the Merger.    All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Agreement (other than brokerage costs and similar expenses, as described below) will be borne by PAFM, and not by the Funds.

Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a “regulated investment company” within the meaning of Section 851 of the Internal Revenue Code.

As noted above under “Overview—Investment Objectives and Policies,” the Innovation Fund normally invests in the securities of 40-70 issuers and the Technology Fund normally invests in the securities of 65-105 issuers. In connection with the Merger, the Innovation Fund may restructure its investment portfolio. In addition, after the Merger, the Technology Fund is expected to dispose of some of the Innovation Fund’s portfolio securities acquired in the Merger. RCM believes that brokerage costs, transfer taxes and other expenses associated with these transactions will not be material. These costs will be borne by the Funds, and not by PAFM. These transactions will cause the Innovation Fund to realize capital gains or losses prior to the Exchange Date. As noted below under “ Federal Income Tax Consequences,” net gains, if any, realized by the Innovation Fund prior to the Exchange Date will be distributed to shareholders of the Innovation Fund prior to the Exchange Date and therefore will be borne by Innovation Fund shareholders.

Federal Income Tax Consequences.    The Merger is intended be a tax-free reorganization. The Merger will be conditioned on receipt of an opinion from Ropes & Gray LLP, counsel to the Trust, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes: (i) the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code and the Technology Fund and the Innovation Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, no gain or loss will be recognized by the Innovation Fund upon the transfer of its assets to the Technology Fund in exchange for Merger Shares and the assumption by the Technology Fund of the liabilities of the Innovation Fund, or upon the distribution of the Merger Shares by the Innovation Fund to its shareholders in liquidation of the Innovation Fund; (iii) under Section 354 of the Code, no gain or loss will be recognized by the Innovation Fund shareholders on the distribution of Merger Shares to them in exchange for their shares of the Innovation Fund; (iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that the Innovation Fund’s shareholders receive in exchange for their Innovation Fund shares will be the same as the aggregate tax basis of their Innovation Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, an Innovation Fund shareholder’s holding period for the Merger Shares received will be determined by including the holding period for the Innovation Fund shares exchanged therefor, provided that the shareholder held the Innovation Fund shares as a capital asset; (vi) under Section 1032 of the Code, no gain or loss will be recognized by the Technology Fund upon the receipt of the assets of the Innovation Fund in exchange for Merger Shares and the assumption by the Technology Fund of the liabilities of the Innovation Fund; (vii) under Section 362(b) of the Code, the Technology Fund’s tax basis in the assets that the Technology Fund receives from the Innovation Fund will be the same as the Innovation Fund’s basis in such assets immediately prior to the transfer;

(viii) under Section 1223(2) of the Code, the Technology Fund’s holding period in such assets will include the Innovation Fund’s holding period in such assets; and (ix) under Section 381 of the Code, the Technology Fund will succeed to the capital loss carryforwards of the Innovation Fund, if any, but the use by the Technology Fund of any such capital loss carryovers (and of capital loss carryovers of the Technology Fund) may be subject to limitation under Section 383 of the Code. The opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above.

Ropes & Gray will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

A substantial portion of the portfolio assets held by the Innovation Fund may be sold in connection with its Merger into the Technology Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Innovation Fund’s basis in such assets. Net capital gains, if any, recognized in these sales will be distributed as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, in each case after reduction by any available capital loss carryforwards. Such distributions will be taxable to shareholders of the Innovation Fund if such sales occur before the Merger, and will be taxable to shareholders of both Funds if such sales occur after the Merger.

The use of capital loss carryforwards and realized losses to offset gains potentially resulting from the sale of portfolio securities in connection with the Merger may result in there being fewer capital loss carryforwards available after the Merger. (Capital loss carryforwards may be used to offset capital gains if certain conditions are met.) In addition, after the Merger, such capital loss carryforwards will be available to offset gains arising from the larger, combined fund and thus may be used more quickly than if the Merger had not occurred. Furthermore, the Technology Fund’s ability to carry forward the pre-Merger losses of the Innovation Fund will technically be limited as a result of the Merger due to the effect of loss limitation rules under applicable tax law. The effect of this limitation, however, will depend on the amount of losses in each fund at the time of the Merger. For example, based on data as of December 31, 2004, the Innovation Fund and the Technology Fund had pre-Merger “net losses” (i.e., capital loss carryforwards as of last fiscal year end as adjusted by year-to-date realized gains or losses and all unrealized gains) equal to 370% and 59% of each fund’s net assets, respectively. If the Merger had occurred on December 31, 2004, the combined fund would have had net losses equal to 21% of its net assets. Due to the combined effects of loss limitation rules and the spreading of losses over a larger asset base, the amount of losses as a percentage of net assets available to shelter future growth of the Innovation Fund would have decreased from 370% to 21% (a difference of 349 percentage points), and the same figure with respect to the Technology Fund would have decreased from 59% to 21% (a difference of 38 percentage points). Under certain circumstances (e.g., depending on the combined fund’s rate of growth and other factors), shareholders of the Innovation Fund could receive more distributions and pay more taxes, or pay taxes sooner, than they would have if the Merger had not occurred.

Prior to the Exchange Date, the Innovation Fund will declare a distribution to its shareholders which, together with all of its previous distributions, will have the effect of a distribution to shareholders of all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the Exchange Date. Such distribution will be taxable to shareholders.

This description of the federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any particular shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

Description of the Merger Shares.    Full and fractional Merger Shares will be issued to the Innovation Fund’s shareholders in accordance with the procedures under the Merger Agreement as described above. The Merger Shares are Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares of the Technology Fund, which have characteristics identical to those of the corresponding class of shares of the Innovation Fund with respect to sales charges, CDSCs, conversion and exchange privileges, and 12b-1 fees.

Some of the important characteristics of the Merger Shares are discussed below:

Class A Merger Shares

•	Investors purchasing Class A shares of the Technology Fund generally pay a front-end sales charge of up to 5.50% at the time of purchase. The sales charge is deducted from the initial investment so that not all of the initial purchase payment will be invested. Innovation Fund shareholders will not pay a sales charge on the Technology Fund shares they receive in the Merger.

•	Class A shares are generally not subject to CDSC, except that certain purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge but are subject to a 1% CDSC if redeemed within 18 months after purchase.*

•	Class A shares are subject to a 12b-1 servicing fee at the annual rate of 0.25% of a Fund’s average daily net assets attributable to its Class A shares.

•	Class A shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). Innovation Fund shareholders will not pay a redemption fee on the exchange of their Class A shares in the Merger.

Class B Merger Shares

•	Class B shares are sold without a front-end sales charge, but are subject to a CDSC of up to 5% if redeemed within the first six years after the original purchase.*

•	Class B shares are subject to 12b-1 distribution and/or service fees at the annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class B shares.

•	Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

•	Class B shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). Innovation Fund shareholders will not pay a redemption fee on the exchange of their Class B shares in the Merger.

Class C Merger Shares

•	Class C shares are sold without a front-end sales charge, but are subject to a CDSC of 1% if redeemed within one year after purchase.*

•	Class C shares are subject to 12b-1 distribution and/or service fees at the annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class C shares.

•	Unlike Class B shares, Class C shares do not convert into Class A shares.

•	Class C shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). Innovation Fund shareholders will not pay a redemption fee on the exchange of their Class C shares in the Merger.

Class D Merger Shares

•	Class D shares are not subject to a front-end sales charge or a CDSC.

•	Class D shares are subject to 12b-1 distribution and/or service fees at the annual rate of 0.25% of a Fund’s average daily net assets attributable to its Class D shares.

•	Class D shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). Innovation Fund shareholders will not pay a redemption fee on the exchange of their Class D shares in the Merger.

Institutional Class Merger Shares

•	Institutional Class shares are not subject to a front-end sales charge, a CDSC, or 12b-1 distribution and/or service fees.

•	Institutional Class shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). Innovation Fund shareholders will not pay a redemption fee on the exchange of their Institutional Class shares in the Merger.

Administrative Class Merger Shares

•	Administrative Class shares are not subject to a front-end sales charge or a CDSC.

•	Administrative Class shares are subject to 12b-1 distribution and/or service fees at the annual rate of 0.25% of a Fund’s average daily net assets attributable to its Administrative Class shares.

•	Administrative Class shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). Innovation Fund shareholders will not pay a redemption fee on the exchange of their Administrative Class shares in the Merger.

*	For purposes of determining the CDSC (if any) payable on redemption of Class A, Class B or Class C Merger Shares received by holders of Class A, Class B or Class C shares of the Innovation Fund, as well as the conversion date of Class B Merger Shares, such shares will be treated as having been acquired as of the dates that, and for the prices at which, such shareholders originally acquired their Class A, Class B or Class C shares, as the case may be, of the Innovation Fund, and the CDSC would be applied at the same rate as was in effect for the Innovation Fund at the time the shares of the Innovation Fund were originally purchased.

See “Information About the Technology Fund” in Appendix B for more information about the characteristics of Class A, Class B, Class C, Class D, Administrative Class and Institutional Class shares of the Technology Fund.

Interests of Certain Persons in the Merger.    David C. Flattum is a Trustee of the Trust as well as a member of the Management Board of PAFM. Blake E. Moore, Jr. is the President and Chief Executive Officer of the Trust and a Managing Director of PAFM. Because of their positions and compensation arrangements with PAFM and its parent company, Allianz Global Investors of America L.P., Messrs. Flattum and Moore may be deemed to have a substantial interest in the Merger. The advisory fee rate and the administrative fee rate payable by the Technology Fund after the Merger are lower than those payable by the Technology Fund prior to the Merger but higher than the rates payable by the Innovation Fund, and depending on the relative sizes of the two Funds at the time of the Merger, PAFM may receive higher aggregate advisory and administrative fees from the Technology Fund after the Merger than it had previously received from both the Technology Fund and the Innovation Fund prior to the Merger. In addition, PAFM’s expenses may be lower as a result of the Merger. To the extent Mr. Flattum’s or Mr. Moore’s compensation is affected by PAFM’s financial results, their compensation may be affected as a result of the Merger. Similarly, other officers of the Trust are employees or officers of PAFM or its affiliates. For reasons like those discussed above with respect to Messrs. Flattum and Moore, the officers may be deemed to have a substantial interest in the Merger.

SPECIAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited by the Trustees of the Trust for use at a Special Meeting of Shareholders of the Innovation Fund to be held at 10:00 a.m., Eastern time, on Thursday, April 21, 2005, at the offices of PA Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902, and at any adjournment thereof (the “Meeting”). The Meeting is being held to consider the proposed Merger of the Innovation Fund into the Technology Fund by the transfer of all of the Innovation Fund’s assets and liabilities to the Technology Fund in exchange for shares of the Technology Fund, followed by the liquidation and dissolution of the Innovation Fund.

This Prospectus/Proxy Statement is being mailed to shareholders on or about February 17, 2005.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of Investment Objectives, Policies and Restrictions.    The investment objectives, policies and restrictions of the Funds are similar, as discussed below.

•	Investment Objectives. The investment objective of the Innovation Fund is to seek capital appreciation with no consideration given to income, while the Technology Fund seeks long-term capital appreciation.

•	Primary Investments. Both Funds invest primarily in common stocks and other equity securities. The Technology Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in technology companies. To the extent required by applicable SEC regulations, the Technology Fund will notify shareholders prior to any change to such policy taking effect. The Technology Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million at the time of purchase, with no more than 15% of its assets in technology companies with market capitalizations below $100 million at the time of purchase. The Technology Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The Innovation Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or “innovative,” technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Innovation Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor’s (for example, companies classified as “Information Technology” companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and/or service of technological products. Although the Innovation Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

•	Approximate Number of Holdings. The Innovation Fund normally invests in the securities of 40-70 issuers. The Technology Fund normally invests in the securities of 65-105 issuers.

•	Other Securities. Both Funds may invest in equity securities other than common stocks. Both Funds may invest in derivatives, primarily for risk management and hedging purposes.

•	Investments in Foreign Securities. The Innovation Fund may invest up to 40% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Technology Fund normally invests in at least three different countries, and may invest up to 50% of its assets in non-U.S. issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the U.S., other than Japan. The Technology Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 15% in any one emerging market country).

•	Temporary and Defensive Investments. In response to unfavorable market and other conditions, the Technology Fund may make temporary investments of some or all of its assets in investment-grade debt securities. In response to unfavorable market and other conditions, the Innovation Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with each Fund’s investment objective and principal strategies.

•	Investment Restrictions. The Funds have similar, although not identical, fundamental and non-fundamental investment restrictions, which are set forth in more detail in the Statement of Additional

Information. The following discusses some of the Funds’ investment restrictions, including some of the differences between them:

•	The Technology Fund may not invest in companies for the purpose of exercising control or management. The Innovation Fund is not subject to such a fundamental investment restriction.

•	The Technology Fund may not borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowing for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Technology Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated assets are considered to be borrowings. The Innovation Fund may not borrow money in excess of 10% of the value (taken at the lower of cost of current value) of such Fund’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

•	Both Funds are subject to restrictions on pledging, hypothecating or otherwise transferring as security their assets, although these restrictions do not prohibit otherwise permissible futures, options and similar transactions.

•	Both Funds are subject to limits on their abilities to make loans, although both Funds are permitted to purchase debt securities and to enter into repurchase agreements.

•	Neither Fund may invest more than 15% of the value of its net assets in securities that are illiquid. For the Innovation Fund this restriction is non-fundamental, while for the Technology Fund it is fundamental.

•	The Technology Fund may not purchase the securities of any other investment company or investment trust, except by purchase in the open market, where to the best information of the Trust, no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase and such purchase does not result in such securities exceeding 10% of the value of the Fund’s total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders. For the purpose of this restriction, the Trust considers “investment company or investment trust” to mean an investment company registered under the 1940 Act, and treats the purchase of securities in an investment company registered under the 1940 Act as a purchase in the open market if the securities purchased are registered under the Securities Act of 1933, as amended. In addition, the Trust does not consider bonafide investment management fees to be a commission or profit to a sponsor or dealer for purposes of this restriction. The Innovation Fund is not subject to such a fundamental investment restriction.

•

The Technology Fund may not purchase portfolio securities from or sell portfolio securities to the officers, directors, or other “interested persons” (as defined in the 1940 Act) of the Trust, other than unaffiliated broker-dealers. As discussed in more detail on pages 15 and 16 hereof, concurrently with the solicitation of proxies in connection with this Prospectus/Proxy Statement, the Trustees of the Trust are also soliciting proxies from the shareholders of the Technology Fund in connection with a special meeting of shareholders of the Technology Fund to eliminate this fundamental investment restriction. The Innovation Fund is not subject to such a fundamental investment restriction.

•	Portfolio Management Strategies. The principal investments and strategies of the Innovation Fund are set forth in the Prospectuses, and are incorporated herein by reference. The principal investments and strategies of the Technology Fund are set forth in “Appendix B—Information About the Technology Fund.”

•	Dividends and Distributions. The Funds declare and pay income dividends at least annually. Each Fund distributes its net realized capital gains at least annually.

Portfolio Holdings.    A “snapshot” of the Funds’ investments may be found in the Funds’ current annual or semi-annual reports. In addition, a list of the Funds’ portfolio holdings, which is updated monthly after an aging period of approximately 30 days, is available on the Funds’ website at www.pimcofunds.com.

Advisory and Sub-Advisory Arrangements and Fees.    PAFM serves as the investment adviser for both of the Funds. Organized in 2000, PAFM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. PAFM is a wholly owned indirect subsidiary of Allianz Global Investors. As of December 31, 2004, Allianz Global Investors and its affiliates had approximately $565 billion in assets under management.

Subject to the supervision of the Board of Trustees, PAFM is responsible for managing, either directly or through others selected by it, the investment activities and business activities of the Funds. Shareholders of the Funds have approved a proposal permitting PAFM to enter into new or amended sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the SEC. One of the conditions requires the Trustees to approve any such agreement. In addition, the exemptive order prohibits PAFM from entering into sub-advisory agreements with affiliates of PAFM without shareholder approval, unless those affiliates are substantially wholly owned by Allianz Global Investors, PAFM’s parent company. Subject to the ultimate supervision of the Trustees, PAFM has the responsibility to oversee the sub-advisers and to recommend their hiring, termination and replacement.

RCM, an affiliate of PAFM, serves as sub-adviser to the Funds. Since January 1, 2005, RCM has served as the subadviser to the Innovation Fund pursuant to an interim agreement that expires on May 31, 2005. PEA Capital LLC served as the sub-adviser to the Innovation Fund prior to January 1, 2005. In its capacity as sub-adviser, RCM directly manages the investments of the Funds. RCM has full investment discretion and makes all determinations with respect to the investment of the Funds’ assets. RCM is compensated for its services from the advisory fees paid to PAFM. The Technology Fund pays PAFM a fee at the annual rate of 0.95% of the average daily net assets of the Fund in return for providing and/or arranging for the provision of investment-advisory services. The Innovation Fund pays PAFM a fee at the annual rate of 0.65% of the average daily net assets of the Fund in return for providing and/or arranging for the provision of investment-advisory services. RCM has agreed to lower its sub-advisory fees with respect to the Global Technology Fund by 0.05% of average daily net assets if the Merger is consummated.

PAFM will remain the investment adviser to the Technology Fund following the Merger. The annual advisory fee rate payable by the Technology Fund before the Merger (0.95% of average daily net assets) and after the Merger (0.90% of average daily net assets) is higher than the annual advisory fee rate payable by the Innovation Fund (0.65% of average daily net assets). RCM will remain the sub-adviser to the Technology Fund after the Merger unless and until it is replaced or otherwise removed as sub-adviser.

Administrative Arrangements and Fees.    PAFM currently serves as administrator to each series of the Trust, including both Funds, pursuant to the Trust’s Administration Agreement. PAFM provides administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, preparation of reports to the Funds’ shareholders and regulatory filings. In addition, PAFM, at its own expense, arranges for the provision of legal, audit, custody, portfolio accounting, transfer agency and other ordinary services for the Funds and is responsible for the costs of registration of the Funds’ shares and the printing of prospectuses and shareholder reports for current shareholders. Under the terms of the Administration Agreement, PAFM, and not Fund shareholders, would benefit from any price decreases in third party services, including decreases resulting from an increase in net assets.

Administrative Fee Rates.    For administrative services, the Technology Fund pays PAFM an administrative fee at the annual rate of 0.55% of the first $2.5 billion of the Fund’s average daily net assets attributable in the aggregate to its Class A, Class B and Class C shares. (This fee is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.) Subsequent to the Merger, the Administrative Fee applicable to the Class A, Class B and Class C shares of the Technology Fund will be reduced to 0.45%. As discussed above, changes to the “breakpoints” in the Administrative Fee payable with respect to the Class A, B, C and D shares of the Technology Fund have been proposed. For administrative services, the Innovation Fund pays PAFM an administrative fee at the annual rate of 0.40% of the first $2.5 billion of the Fund’s average daily net assets attributable in the aggregate to its Class A, Class B and Class C shares. (This fee is subject to a reduction of 0.05% of average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.) The Technology Fund pays PAFM an administrative fee at the annual rate of 0.80% of the Fund’s average daily net assets attributable to its Class D shares, which fee shall be reduced subsequent to the Merger to an annual rate of 0.70% of the Fund’s average daily net assets. The Innovation Fund pays PAFM an administrative fee at the annual rate of 0.65% of the Fund’s average daily net assets attributable to its Class D shares. The Technology Fund pays PAFM an administrative fee at the annual rate of 0.40% of the Fund’s average daily net assets attributable to its Institutional Class and Administrative Class shares, which fee shall be reduced subsequent to the Merger to the annual rate of 0.30% of the Fund’s average daily net assets. The Innovation Fund pays PAFM an administrative fee at the annual rate of 0.25% of the Fund’s average daily net assets attributable to its Institutional Class and Administrative Class shares.

PAFM has retained its affiliate, Pacific Investment Management Company LLC (“Pacific Investment Management Company”), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. PAFM and the sub-administrator may retain other affiliates to provide certain of these services.

Certain expenses of the Funds are not borne by PAFM. The Funds are responsible for their share of the following expenses: (i) salaries and other compensation of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PAFM, Pacific Investment Management Company or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction and investment-related expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trust’s Trustees who are not “interested persons” of PAFM, Pacific Investment Management Company, any sub-adviser to any of the Trust’s funds, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include distribution and/or service fees payable with respect to Class A, Class B, Class C, Class D and Administrative Class shares, and may include certain other expenses as permitted by the Trust’s Second Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, as from time to time amended.

Distribution Arrangements.    PA Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a Distribution Contract with the Trust. The Distributor is an affiliate of PAFM. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Class A, Class B and Class C Shares.    Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares, the Distributor receives (i) in connection with the distribution of Class B and Class C shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B and Class C shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. Pursuant to the Distribution Agreement, with respect to each Fund’s Class A, Class B and Class C shares, the Distributor bears various other promotional and sales-related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Class D Shares.    Class D shareholders of each Fund pay an administrative fee to PAFM, computed as a percentage of the Fund’s average daily net assets attributable in the aggregate to its Class D shares. PAFM or an affiliate may pay financial service firms a portion of the Class D administrative fees in return for the firms’ services (normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to Class D shares purchased through such firms).

The Funds’ administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services.

Institutional and Administrative Class Shares.    Institutional Class and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“Service Agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than the service and/or distribution fees discussed below paid with respect to Administrative Class shares. Service Agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service Agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges.

The Trust’s Administrative Distribution Plan and Administrative Services Plan for Administrative Class Shares allow each Fund to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Administrative Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets.

Because the distribution and service fees discussed in this subsection are paid out of assets of the applicable class on an ongoing basis, over time they will increase the cost of an investment in shares of such classes and may cost an investor more than other types of sales charges.

Declaration of Trust.    Both the Innovation Fund and the Technology Fund are governed by the Trust’s Declaration of Trust and Amended and Restated Bylaws (“Bylaws”). Therefore, both Funds are governed by the same provisions relating to the powers and liabilities of shares of the Trust, shareholder voting requirements generally, and indemnification of the Trust’s officers and directors. Additional information about powers and liabilities relating to the Funds’ shares and shareholder voting requirements relating to reorganizations is provided below.

Powers and Liabilities Relating to Shares.    Each of the Merger Shares will be fully paid and, except as discussed in the following paragraph, nonassessable by the Trust when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Merger Shares will have the conversion rights specified above. The Declaration of Trust permits the Trust to divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios and to further divide any such series, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. At the time of the Merger, the Technology Fund’s shares will be divided into six classes: Class A, Class B, Class C, Class D, Administrative Class and Institutional Class.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and/or the Funds and requires that notice of such disclaimer be given in each agreement, undertaking, or obligation entered into or executed by the Trust, a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of such Fund held personally liable for the obligations of such Fund as a result of holding shares of such Fund. Thus, the risk of a shareholder incurring financial loss from shareholder liability is limited to circumstances in which such a disclaimer was inoperative and the Fund was unable to meet its obligations. The likelihood of such a circumstance is considered remote.

Shareholder Voting Requirements—Reorganizations.    Neither the Trust’s Declaration of Trust nor the Bylaws require any shareholder vote with respect to any proposed transaction whereby the Trust or any one or more series thereof, as successor, survivor, or non-survivor, consolidates with, merges into, or has merged into it, one or more trusts, partnerships or associations. Under the Trust’s Declaration of Trust and Bylaws, the shareholders would be entitled to vote if, and to the extent that, the Trustees consider such a vote to be necessary or desirable. The Trustees have concluded that under Rule 17a-8 of the 1940 Act the approval of the Merger by the shareholders of the Innovation Fund is required. There can be no assurance that other fund reorganizations would be submitted for shareholder approval in the future.

Trustees and Officers of the Trust.    The Trustees and officers of the Trust will not change as a result of the Merger. The current Trustees and officers, their ages, their addresses and their principal occupations are included in the Statement of Additional Information.

Governing Law.    The Trust is governed by Massachusetts law.

Capitalization.    The following table shows, on an unaudited basis, the capitalization of the Innovation Fund and the Technology Fund as of June 30, 2004, and on a pro forma combined basis as of that date, giving effect to the proposed Merger:

CAPITALIZATION TABLE (Unaudited)

June 30, 2004

	RCM Innovation Fund	RCM Global Technology Fund	RCM Global Technology Fund Pro Forma Combined*
Net assets
Class A	$328,949,764	$82,736,109	$411,685,873
Class B	$255,565,552	$7,585,057	$263,150,609
Class C	$346,852,621	$13,199,435	$360,052,056
Class D	$13,519,058	$216,760,142	$236,791,251
Institutional Class	$77,481,756	$207,205,238	$284,686,994
Administrative Class**	$6,512,051	$0	$6,512,051
Shares outstanding
Class A	19,654,266	2,543,109	12,655,579
Class B	16,578,115	237,503	8,238,885
Class C	22,508,057	413,627	11,283,359
Class D	802,166	6,725,653	7,144,865
Institutional Class	4,542,951	6,315,668	8,676,836
Administrative Class**	385,819	0	199,510
Net asset value per share
Class A	$16.74	$32.53	$32.53
Class B	$15.42	$31.94	$31.94
Class C	$15.41	$31.91	$31.91
Class D	$16.85	$32.23	$32.23
Institutional Class	$17.05	$32.81	$32.81
Administrative Class**	$16.88	$0	$32.64

*	The pro forma capitalization information assumes the Merger was consummated on June 30, 2004, and is for informational purposes only. No assurance can be given as to how many shares of the Technology Fund will be received by the shareholders of the Innovation Fund on the actual date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Technology Fund that actually will be received on or after such date. The Trust has compared the operations of the Funds after the Merger and has determined that the Technology Fund’s operations will be continued. This is based on the determination that the investment adviser and sub-adviser, investment objective and policies, distribution arrangements and operating environment of the Innovation Fund after the Merger will be the same as those of the Technology Fund.
**	As of the date of this Prospectus/Proxy Statement, the Technology Fund does not have Administrative Class shares. Contemporaneously with the solicitation of this Prospectus/Proxy Statement, the Technology Fund is registering Administrative Class shares in addition to the Administrative Class shares being registered hereunder. The distribution and share class arrangements of the shares of this class will be the same as the distribution share class arrangements of the Administrative Class shares of the Innovation Fund.

OTHER INFORMATION

You will find information relating to the Technology Fund, including information with respect to its investment objective, policies and restrictions, at Appendix B to this Prospectus/Proxy Statement. Additional information about the Innovation Fund is incorporated by reference from the Class A, B and C Prospectus, the Class D Prospectus, and the Institutional and Administrative Class Prospectus and is available free of charge by calling the Trust at 1-800-927-4648 (Institutional and Administrative Prospectus) or 1-800-426-0107 (Class A, B and C Prospectus and Class D Prospectus). Additional information and commentary from the Institutional Annual Report relating to the Technology Fund’s investment performance is included in Appendix C to this Prospectus/Proxy Statement. You may find additional information regarding the Funds, including financial information, in the Merger Statement of Additional Information, the Class A, B and C Prospectus, the Class D Prospectus and the Institutional and Administrative Class Prospectus, the Statement of Additional Information and, the Annual Reports which are available free of charge as discussed at the beginning of this Prospectus/Proxy Statement.

You may inspect and copy proxy materials, reports, proxy and information statements and other information filed by the Trust with respect to the Funds at the Public Reference Room maintained by the SEC at 450 Fifth Street N.W., Washington, D.C. 20549; or at the public reference facilities in its Northeast and Midwest regional offices, at 233 Broadway, New York, NY, and 175 W. Jackson Boulevard, Suite 900, Chicago, IL, respectively. You may also obtain such material from the Public Reference Section, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust’s file number (811-6161).

Financial Highlights

Appendix D includes financial highlights for the Technology Fund and the Innovation Fund.

Voting Information; Ownership of the Funds

Record Date and Method of Tabulation.    Shareholders of record of the Innovation Fund at the close of business on February 4, 2005 (the “Record Date”), will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Technology Fund will not vote on the Merger. Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote. The holders of 30% of the shares of the Innovation Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting. However, as required by the 1940 Act, approval of the Merger will require the affirmative vote of the lesser of:

•	67% or more of the shares present at the meeting or represented by proxy, if more than 50% of the shares are present or represented by proxy, and

•	more than 50% of the Fund’s shares.

Therefore, in order for the Merger to be approved, more than 50% of the Fund’s shares must be present at the meeting or represented by proxy.

Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to the proposal, shares will be voted FOR the Proposal. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Trust prior to any such exercise, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Since these shares will be counted as present, but not as voting in favor of the Merger, these shares will have the same effect as if they cast votes against the Merger.

As of December 31, 2004, as shown on the books of the Trust, there were issued and outstanding the following numbers of shares of beneficial interest of each class of the Funds:

Innovation Fund
Class A	Class B	Class C	Class D	Institutional Class	Administrative Class
16,454,763	13,918,492	18,472,883	552,705	3,805,667	323,289
Technology Fund
Class A	Class B	Class C	Class D	Institutional Class	Administrative Class
3,047,364	258,530	543,897	6,954,414	6,739,788	—

As of the December 31, 2004, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Innovation Fund and the Technology Fund:

		Shares of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Fund Owned
	PIMCO RCM Innovation Fund

	Institutional Class
	JP Morgan Chase Bank TTEE FBO Sun Microsystems Inc., 9300 Ward Pkwy., Kansas City MO, 64114-3317	2,296,952.888	62.03%	4.28%

**	Minnesota Life, 401 Robert Street North Mail Station A6-5317, Saint Paul MN 55101-2000	935,509.725	25.26%	1.74%

**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York NY, 10281	470,543.571	12.71%	0.88%
	Administrative Class
	Brown and Caldwell Savings Plan C/O JP Morgan Chase Bank as Directed Trustee, PO Box 419784, Kansas City MO 64141	96,330.545	30.87%	0.18%

	Barb & Co C/O Amcore Investment PO Box 4599, Rockford IL 61110-4599	86,267.162	27.64%	0.16%

**	T Rowe Price Trust Co FBO Retirement Plan Client Asset Reconciliation, PO Box 17215, Baltimore MD 21297-1215	81,993.988	26.27%	0.15%

**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York NY, 10281	26,018.593	8.34%	0.05%

**	Wachovia Bank Fbo Various Retirement Plans, 1525 West WT Harris Blvd NC 1151, Charlotte, NC, 28288-1151	21,467.829	6.88%	0.04%

	Class A
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	4,011,467.241	24.24%	7.47%

		Shares of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Fund Owned

**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	1,326,864.951	8.02%	2.47%

	Class B
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	2,563,355.591	18.35%	4.77%

**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	1,865,403.719	13.35%	3.47%

	Class C
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	2,765,930.626	14.85%	5.15%

**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	2,541,931.682	13.65%	4.73%

	Class D
**	Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104	342,771.621	61.84%	0.64%

	PIMCO RCM Global Technology Fund

	Institutional Class
	State Street Bank & Trust as TTEE For Southern California Edison Co Stock Savings Plus Plan, 105 Rosemont Rd, Westwood MA 02090-2318	1,284,321.574	19.06%	7.32%

**	Charles Schwab & Co Inc Special Custody Account FBO Our Customers Attn Mutual Fund Dept, 101 Montgomery Street, San Francisco CA 94104	1,004,989.661	14.91%	5.73%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York NY, 10281	883,632.317	13.11%	5.04%

		Shares of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned		Percentage of Outstanding Shares of Fund Owned

	Northern Trust Co as Trustee FBO Harris Corp., 801 S Canal St., Chicago IL 60607-4515	729,613.930	10.83%		4.16%

**	T. Rowe Price Retirement Plan Svcs, Inc., Asset Reconciliation, 4515 Painters Mill Rd., Owings Mills MD, 21117	474,485.708	7.04%		2.71%

	Class A
**	John Hancock Life Insurance CO USA, 250 Bloor St. E. 7th FL, Toronto Ontario Canada M4W1E5	977,717.025	32.29%		5.57%

**	The Vanguard Fiduciary Trust Dresdner RCM Global Tech Fund Attn Outside Funds, PO Box 2600, Valley Forge, PA 19482-2600	298,268.328 977,717.025	9.85 32.29	% %	1.70 5.57	% %

	Class B
**	Morgan Stanley Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City, NJ 07311	21,258.520	8.22%		0.12%

**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	16,735.298	6.47%		0.10%

	Class C
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	60,015.745	10.79%		0.34%

	Bear Stearns Securities Corp, FBO 486-09808-14, 1 Metrotech Center North, Brooklyn NY 11201-3859	33,328.877	5.99%		0.19%

	Class D
**	Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104-4122	3,174,803.459	45.63%		18.10%

		Shares of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Fund Owned

**	National Financial Services Corp FBO Customers, Dept 5th Fl, 200 Liberty Street One World Financial Center, New York, NY 10281	1,623,884.096	23.34%	9.26%

*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act (none as of 12/31/04).
**	Shares are believed to be held only as nominee.

As of the Record Date, to the best of the knowledge of the Trust, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Technology Fund and the Innovation Fund, respectively, and of the Trust as a whole.

Adjournments

In the event that a quorum is not present for purposes of acting on a Proposal, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not yet been adopted. They will vote against any such adjournment those proxies required to be voted against each Proposal that has not yet then been adopted and will not vote any proxies that direct them to abstain from voting on such Proposals.

The costs of any additional solicitation and of any adjourned session will be borne by PAFM. Any Proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another Proposal.

Methods of Voting

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the Trust and officers and employees of PAFM, its affiliates and other representatives of the Trust. The Trust has retained Investor Connect to aid in the solicitation of proxies (which is estimated to cost approximately $241,000), and this cost and the costs of holding the Meeting will be borne by PAFM and not by the Funds.

Electronic Voting.    In addition to voting by mail, you may also give your voting instructions via the Internet or by touch-tone telephone by following the instructions enclosed with the proxy card.

Telephone Voting.    You may give your voting instructions over the telephone by calling 1-800-336-5801. A representative of Investor Connect will answer your call. When receiving your instructions by telephone, the representative is required to ask you for your full name, address, the last four digits of your social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the name of the Fund for which you are voting and confirmation that you have received the proxy statement in the mail. If the information you provide matches the information provided to Investor Connect by the Trust, then the Investor Connect representative will explain the proxy process. Investor Connect is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. Investor Connect will record your instructions and transmit them to the official tabulator.

As the Meeting date approaches, you may receive a call from a representative of Investor Connect if the Trust has not yet received your vote. The representative may ask you for authority, by telephone or by electronically transmitted instructions, to permit Investor Connect to sign a proxy on your behalf. Investor Connect will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trust believes those procedures are reasonably designed to determine accurately the shareholder’s identity and voting instructions.

Voting by Mail or Facsimile.    If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail or fax the proxy card received with the proxy statement by following the instructions enclosed with the proxy card, or you can attend the Meeting in person.

Shareholder Proposals at Future Meetings

The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. Any such proposals should be submitted to PIMCO Funds: Multi-Manager Series, c/o PA Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902, Attention: Newton B. Schott, Jr., Esq.

Other Matters

The Trust is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

Appendix A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of                  , 2005, by and between RCM Innovation Fund (the “Acquired Fund”), a series of PIMCO Funds: Multi-Manager Series, a Massachusetts business trust (the “MMS Trust”), and RCM Global Technology Fund (the “Acquiring Fund”), a series of the MMS Trust.

PLAN OF REORGANIZATION

(a)  The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all the liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of the Acquiring Fund (the “Class A Merger Shares”) having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class A shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund on such date, (ii) a number of full and fractional Class B shares of beneficial interest of the Acquiring Fund (the “Class B Merger Shares”) having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class B shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund on such date, (iii) a number of full and fractional Class C shares of beneficial interest of the Acquiring Fund (the “Class C Merger Shares”) having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class C shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund on such date, (iv) a number of full and fractional Class D shares of beneficial interest of the Acquiring Fund (the “Class D Merger Shares”) having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class D shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class D shares of the Acquired Fund on such date, (v) a number of full and fractional Institutional Class shares of beneficial interest of the Acquiring Fund (the “Institutional Class Merger Shares”) having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Institutional Class shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Institutional Class shares of the Acquired Fund on such date and (vi) a number of full and fractional Administrative Class shares of beneficial interest of the Acquiring Fund (the “Administrative Class Merger Shares”) having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Administrative Class shares of the Acquired Fund less the value of the liabilities of the Acquired Fund attributable to Administrative Class shares of the Acquired Fund on such date. (The Class A Merger Shares, the Class B Merger Shares, the Class C Merger Shares, the Class D Merger Shares, the Institutional Class Merger Shares and the Administrative Class Merger Shares shall be referred to collectively as the “Merger Shares.”) It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

(b)  Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute in complete liquidation to its Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shareholders of record as of the Exchange Date, Class A Merger Shares, Class B

Merger Shares, Class C Merger Shares, Class D Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares, each shareholder being entitled to receive that proportion of such Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares which the number of Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares of beneficial interest of the Acquired Fund held by such shareholder bears to the total number of Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund, and all Acquired Fund shares held in Treasury, will simultaneously be cancelled on the books of the Acquired Fund.

(c)  As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquiring Fund shall, if it so elects, transfer to the Acquired Fund bare legal title to such portion of the former Acquired Fund assets as the Acquiring Fund designates, to be held by the Acquired Fund as the nominee for or agent on behalf of the Acquiring Fund until the sale of each such respective asset. The entire beneficial ownership interest in all of the former Acquired Fund assets, including those for which the Acquired Fund holds bare legal title, shall at all times remain with the Acquiring Fund. The Acquiring Fund and the Acquired Fund recognize that for all purposes of this Agreement all of the Acquired Fund assets shall have been transferred to the Acquiring Fund as of the Exchange Date and that the Acquiring Fund shall retain the entire beneficial ownership interest therein, notwithstanding the subsequent holding by the Acquired Fund of bare legal title to a portion of those assets, as designated by the Acquiring Fund, as nominee for or agent on the behalf of the Acquiring Fund. For tax and accounting purposes for all periods after the Exchange Date, the Acquiring Fund shall report all of the former Acquired Fund’s assets as assets of the Acquiring Fund on the Acquiring Fund’s balance sheet or other financial statements.

Following the liquidation, the Acquired Fund shall not purchase or otherwise acquire any assets, provided that the Acquired Fund shall accept bare legal title to a portion of the assets beneficially owned by the Acquiring Fund that the Acquiring Fund designates as soon as practicable after the liquidation. The Acquired Fund shall dispose of such assets upon the direction of the Acquiring Fund. The Acquired Fund shall not be permitted to reinvest any cash dividends or other distributions or any cash proceeds from any sale of the assets to which it holds bare legal title on behalf of the Acquiring Fund. The Acquired Fund shall promptly remit any cash distributions, other distributions, and cash proceeds from the sale of any such assets to the Acquiring Fund.

As of the first practicable date after which the Acquired Fund no longer holds bare legal title to any of the Acquiring Fund assets and has remitted all income on and proceeds from the sales of such assets to the Acquiring Fund, the Acquired Fund shall be dissolved pursuant to the provisions of the [Third] Amended and Restated Agreement and Declaration of Trust of the MMS Trust, as amended (the “Declaration of Trust”), and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.

AGREEMENT

The Acquiring Fund and the Acquired Fund agree as follows:

1.  Representations, Warranties and Agreements of the Acquiring Fund.    The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

a.  The Acquiring Fund is a series of shares of the MMS Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The MMS Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the MMS Trust or the Acquiring Fund. Each of the MMS Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and to carry out this Agreement.

b.  The MMS Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c.  A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the period ended December 31, 2004, will be furnished to the Acquired Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquiring Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d.  The prospectuses and statement of additional information of the MMS Trust, each as in effect as of the date hereof, and each as from time to time amended or supplemented (collectively, the “MMS Prospectus”), previously furnished to the Acquired Fund, did not as of such date and do not contain, with respect to the MMS Trust or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e.  Other than as disclosed on Schedule 1 to this Agreement, there are no material legal, administrative or other proceedings pending or, to the knowledge of the MMS Trust, threatened against the MMS Trust or the Acquiring Fund, which assert liability on the part of the MMS Trust or the Acquiring Fund. The MMS Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f.  The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are or will be shown as belonging to it on its statement of assets and liabilities as of December 31, 2004, and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2004, whether or not incurred in the ordinary course of business.

g.  As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of the MMS Trust’s officers, are required to have been filed by the Acquiring Fund and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

h.  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

i.  There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement or the Acquired Fund Proxy Statement (each as defined in Section (1)(o) herein) or the MMS Prospectus.

j.  To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

k.  The Acquiring Fund qualifies and will at all times through the Exchange Date qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

l.  The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

m.  The Merger Shares to be issued by the Acquiring Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as described in the Registration Statement, nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

n.  All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as described in the MMS Prospectus, nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares, except that Class B shares of the Acquiring Fund are convertible into Class A shares of the Acquiring Fund in the manner and on the terms described in the MMS Prospectus.

o.  The registration statement (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) by the MMS Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 7 herein (as amended or supplemented by any amendments or supplements filed with the Commission by the MMS Trust, and together with the documents incorporated therein by reference, the “Acquired Fund Proxy Statement”), on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7 and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the MMS Trust, and the Acquired Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

2.  Representations, Warranties and Agreements of the Acquired Fund.    The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

a.  The Acquired Fund is a series of shares of the MMS Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. The MMS Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the MMS Trust. Each of the MMS Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as an investment company and to carry out this Agreement.

b.  The MMS Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c.  A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the period ended December 31, 2004, will be furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d.  The MMS Prospectus previously furnished to the Acquiring Fund did not contain as of such date and does not contain, with respect to the MMS Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e.  Other than as disclosed on Schedule 1 to this Agreement, there are no material legal, administrative or other proceedings pending or, to the knowledge of the MMS Trust, threatened against the MMS Trust or the Acquired Fund, which assert liability on the part of the MMS Trust or the Acquired Fund. The MMS Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f.  There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the MMS Prospectus, the Registration Statement or the Acquired Fund Proxy Statement.

g.  The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Acquired Fund’s statement of assets and liabilities as of December 31, 2004, referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2004, whether or not incurred in the ordinary course of business.

h.  As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports which, to the knowledge of the MMS Trust’s officers, are required to have been filed by the Acquired Fund and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

i.  At the Exchange Date, the MMS Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, convey, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests (other than customary liens of custodians for fees) whatsoever and without any restrictions upon the transfer thereof, except for such encumbrances, liens, security interests or restrictions on transfers as disclosed in writing to the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of December 31, 2004, referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

j.  No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

k.  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

l.  The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

m.  To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

n.  All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the MMS Prospectus, non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund’s shares, nor is there outstanding any security convertible into any of the Acquired Fund’s shares, except that Class B shares of the Acquired Fund are convertible into Class A shares of the Acquired Fund in the manner and on the terms described in the MMS Prospectus.

o.  The Registration Statement and the Acquired Fund Proxy Statement, on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7 and on the Exchange Date, the Acquired Fund Proxy Statement and the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the

Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

3.  Merger.

a.  Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund’s obligation to distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(j) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation by the Acquired Fund of any investments purchased by the Acquired Fund after December 31, 2004, and designated by the Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time except for the Acquired Fund’s liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of the Acquired Fund in exchange for their Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares of the Acquired Fund.

b.  The MMS Trust will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received for the account of the Acquired Fund on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

c.  The Valuation Time shall be 4:00 p.m. Eastern time on                          , 2005 or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”).

4.  Exchange Date; Valuation Time.    Subject to the terms and conditions contained herein, on the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class A shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund on such date, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class B shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund on such date, (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class C shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund on such date, (iv) a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class D shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class D shares of the Acquired Fund on such date, (v) a number of full and fractional

Institutional Class Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Institutional Class shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Institutional Class shares of the Acquired Fund on such date and (vi) a number of full and fractional Administrative Class Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Administrative Class shares of the Acquired Fund on such date less the value of liabilities of the Acquired Fund attributable to Administrative Class shares of the Acquired Fund on such date, determined as hereinafter provided in this Section 4.

a.  The net asset value of the Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares of the Acquired Fund, and the value of the liabilities attributable to the Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

b.  The net asset value of the Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares shall be computed in the manner set forth in the MMS Prospectus. The value of the assets and liabilities attributable to the Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.

c.  No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

d.  The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund through the establishment of open accounts for each Acquired Fund shareholder on the transfer records of the Acquiring Fund. The Acquired Fund and the Acquiring Fund agree to cooperate in the establishment of such accounts. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to be certificates for the Merger Shares issued to such shareholder in respect of the Acquired Fund shares represented by such certificates. Certificates representing the Merger Shares will not be issued to Acquired Fund shareholders.

e.  The Acquiring Fund shall assume the liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of the assets and liabilities and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, pursuant to this Agreement.

5.  Expenses, Fees, etc.

a.  Except as otherwise provided in this Section 5, Allianz Global Investors of America, L.P. (“Allianz Global Investors”), by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund; provided, however, that each Fund will pay all brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by it in connection with the transactions contemplated by this Agreement, including any costs and expenses incurred by it in connection with the liquidation of its assets contemplated by this Agreement. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

b.  In the event the transaction contemplated by this Agreement is not consummated solely by reason of the Acquiring Fund’s failure to satisfy or fulfill any of its obligations or duties under this Agreement or its being either unwilling or unable to go forward other than by reason of the nonfulfillment or failure of any condition to the Acquiring Fund’s obligations referred to in Section 8, Allianz Global Investors agrees that it shall pay directly all of the Acquiring Fund’s costs and expenses and all reasonable costs and expenses incurred by or on behalf of the Acquired Fund in connection with such transaction, including, without limitation, legal, accounting and filing fees.

c.  In the event the transaction contemplated by this Agreement is not consummated solely by reason of the Acquired Fund’s failure to satisfy or fulfill any of its obligations or duties under this Agreement or its being either unwilling or unable to go forward other than by reason of the nonfulfillment or failure of any condition to the Acquired Fund’s obligations referred to in Section 9, Allianz Global Investors agrees that it shall pay directly all of the Acquired Fund’s costs and expenses and all reasonable costs and expenses incurred by or on behalf of the Acquiring Fund in connection with such transaction, including, without limitation, legal, accounting and filing fees.

d.  In the event (i) the transaction contemplated by this Agreement is not consummated for reasons specified in both paragraphs (b) and (c) of this Section 5, or (ii) the transaction contemplated by this Agreement is not consummated for reasons other than those specified in paragraphs (b) or (c) of this Section 5, then Allianz Global Investors agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transaction.

e.  Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

6.  Exchange Date.    Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued shall be made at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, as of the close of business on April 29, 2005, or at such other time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

7.  Meetings of Shareholders; Dissolution.

a.  The MMS Trust, on behalf of the Acquired Fund, agrees to call a meeting of the Acquired Fund’s shareholders to take place after the effective date of the Registration Statement for the purpose of approving this Agreement and the transactions contemplated hereby.

b.  The Acquiring Fund has, after the preparation and delivery to the Acquiring Fund by the Acquired Fund of a preliminary version of the Acquired Fund Proxy Statement which was satisfactory to the Acquiring Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, filed the Registration Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.

c.  The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the MMS Trust’s Declaration of Trust in accordance with applicable law and that after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution; provided that, following the liquidation, the Acquired Fund, as nominee for or agent on behalf of the Acquiring Fund, shall take such actions as are set forth in paragraph (c) of the Plan of Reorganization included in this Agreement.

d.  The MMS Trust, on behalf of the Acquiring Fund, agrees to call a meeting of the Acquiring Fund’s shareholders to take place after the effective date of the Registration Statement for purposes of approving the elimination of the Acquiring Fund’s fundamental investment restriction (the “Restriction”) relating to purchases and sales of portfolio securities to and from the Acquiring Fund’s “interested persons” (as defined in the 1940 Act).

8.  Conditions to the Acquiring Fund’s Obligations.    The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

a.  That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by the MMS Trust’s President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since December 31, 2004, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

b.  That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the MMS Trust’s President (or any Vice President) and Treasurer (or assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

c.  That the Acquired Fund shall have delivered to the Acquiring Fund a letter from the MMS Trust’s independent accountants, dated the Exchange Date, stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies and that, in the course of such procedures, nothing came to their attention which caused them to believe that the Acquired Fund (i) would not qualify as a regulated investment company for federal, state, or local income tax purposes or (ii) would owe any federal, state or local income tax or excise tax, in each case for both the taxable year ended June 30, 2004, and for any taxable year or period beginning on July 1, 2004 and ending on or prior to the Exchange Date (the latter period being based on unaudited data).

d.  That, other than as disclosed on Schedule 1 to this Agreement, there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

e.  That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquired Fund, dated the Exchange Date (which may be subject to certain qualifications and, with respect to all or some of the following, may indicate that a matter is not free from doubt), to the effect that (i) the MMS Trust is an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and is duly authorized to exercise all of its powers recited in its Declaration of Trust, which powers include the power to own all of its properties and to carry on its business as is, to such counsel’s knowledge, presently conducted; (ii) this Agreement has been duly authorized by all necessary action of the MMS Trust and has been duly executed and delivered by the MMS Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the MMS Prospectus and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the MMS Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the

MMS Trust, enforceable against the Acquired Fund in accordance with its terms; (iii) the MMS Trust, on behalf of the Acquired Fund, has the power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the MMS Trust’s Declaration of Trust or Bylaws; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the MMS Trust on behalf of the Acquired Fund of the transactions contemplated hereby under Section 17 of the 1940 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the MMS Trust, including certificates with respect to investment restrictions contained in the MMS Trust’s Declaration of Trust, Bylaws or then-current prospectuses or statement of additional information.

f.  That the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Exchange Date, reasonably satisfactory to the Acquiring Fund and substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; (iii) the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; (iv) the Acquiring Fund’s holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund; and (v) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder. The opinion may state that it is based on certain factual certifications made by officers of the Trust and on customary assumptions. The opinion may also state that it is not a guarantee that the tax consequences of the Merger will be as described in such opinion. Such opinion need not express any view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

g.  That, as of the Exchange Date, the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund identifies to the Acquired Fund as being unsuitable for the Acquiring Fund to acquire by reason of charter limitations or of investment restrictions disclosed in the MMS Prospectus in effect on the Exchange Date.

h.  That the MMS Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

i.  That all actions taken by the MMS Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

j.  That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund’s investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund’s investment company taxable income (as defined in Section 852 of the Code), computed without regard to any deduction for dividends paid, and (iii) all of the Acquired Fund’s net capital gain realized (after reduction for any capital loss carryover), in each case for both the taxable year ended on June 30, 2004, and for any taxable year or period beginning on July 1, 2004 and ending on or prior to the Exchange Date.

k.  That the Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the MMS Trust, as to the tax cost to the Acquired Fund of the assets delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

l.  That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

m.  That the Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such Acquired Fund shareholder.

n.  That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray LLP, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

o.  That the Acquiring Fund shall have received from the MMS Trust’s independent accountants a letter addressed to the Acquiring Fund, dated as of the Exchange Date, satisfactory in form and substance to the Acquiring Fund to the effect that, on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time the value of the assets and liabilities of the Acquired Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of the MMS Trust’s Declaration of Trust, pursuant to the procedures customarily utilized by the Acquiring Fund in valuing its assets and issuing its shares.

p.  That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

q.  That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP with respect to the matters specified in Section 9(f) of this Agreement, and such other matters as the Acquiring Fund may reasonably deem necessary or desirable.

r.  That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the MMS Trust or the Acquiring Fund, threatened by the Commission.

s.  The elimination of the Restriction shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquiring Fund entitled to vote.

9.  Conditions to the Acquired Fund’s Obligations.    The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

a.  That the Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 4, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by the MMS Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since June 30, 2004, other than changes in its portfolio securities since that date, changes in the market value of the portfolio securities, or changes due to net redemptions, dividends paid or losses from operations.

b.  That the MMS Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

c.  That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the MMS Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

d.  That, other than as disclosed on Schedule 1 to this Agreement, there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

e.  That the Acquired Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the MMS Trust is an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and is duly authorized to exercise all of its powers recited in its Declaration of Trust, which powers include the power to own all of its properties and to carry on its business as is, to such counsel’s knowledge, presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as described in the Registration Statement, nonassessable by the MMS Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized by all necessary action of the Trust and has been duly executed and delivered by the MMS Trust on behalf of the Acquiring Fund and, assuming that the MMS Prospectus, the Registration Statement and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the MMS Trust on behalf of the Acquired Fund, is a valid and binding obligation of the MMS Trust, enforceable against the Acquiring Fund in accordance with its terms; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the MMS Trust’s Declaration of Trust or Bylaws; (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the MMS Trust on behalf of the Acquiring Fund of the transactions contemplated herein under Section 17 of the 1940 Act; and (vi) the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the MMS Trust, including certificates with respect to investment restrictions contained in the MMS Trust’s Declaration of Trust, Bylaws or then-current prospectuses or statement of additional information.

f.  That the Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Exchange Date, reasonably satisfactory to the Acquired Fund and substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Investments to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; (iii) no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of the Merger Shares to them in exchange for their shares of the Acquired Fund; (iv) the aggregate tax basis of the Merger Shares received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor; and (v) an Acquired Fund shareholder’s holding period for the Merger Shares received will include the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset on the Exchange Date. The opinion may state that it is based on certain factual certifications made by officers of the Trust and on customary assumptions. The opinion may also state that it is not a guarantee that the tax consequences of the Merger will be as described in such opinion. Such opinion need not express any view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

g.  That all actions taken by the MMS Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray LLP.

h.  That the MMS Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

i.  That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

j.  That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the MMS Trust or the Acquiring Fund, threatened by the Commission.

k.  That the elimination of the Restriction shall have been approved by the requested votes of the holders of the outstanding shares of beneficial interest of the Acquiring Fund entitled to vote.

10.  Indemnification.

a.  The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange Date) but no other assets, the MMS Trust and the trustees and officers of the MMS Trust (for purposes of this Section 10(a), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the MMS Trust or the Acquired Fund contained in this Agreement, the Registration Statement, the MMS Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the MMS Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the MMS Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the MMS Trust or the Acquired Fund. The Indemnified Parties will notify the MMS Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

b.  The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the MMS Trust and the trustees and officers of the MMS Trust (for purposes of this Section 10(b), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this Agreement, the Registration Statement, the MMS Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the MMS Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the MMS Trust or the Acquiring

Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the MMS Trust or the Acquiring Fund. The Indemnified Parties will notify the MMS Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11.  No Broker, etc.    Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the MMS Trust who, by reason of such dealings, is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12.  Termination.    The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement, and the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by                          , 2005, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

13.  Covenants, etc. Deemed Material.    All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14.  Rule 145.    Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

“THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO RCM GLOBAL TECHNOLOGY FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED.”

and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund’s transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

15.  Sole Agreement; Amendments; Governing Law.    This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16.  Declaration of Trust.    A copy of the Declaration of Trust of the MMS Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the MMS Trust on behalf of the Acquiring Fund and/or the Acquired Fund, as the case may be, as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the MMS Trust individually but are binding only upon the assets and property of the Acquiring Fund and/or the Acquired Fund, as the case may be.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

PIMCO FUNDS: MULTI-MANAGER SERIES,

on behalf of its RCM Innovation Fund

By:

Name:

Title:

PIMCO FUNDS: MULTI-MANAGER SERIES,

on behalf of its RCM Global Technology Fund

By:

Name:

Title:

Agreed and accepted as to Section 5 only:

ALLIANZ GLOBAL INVESTORS OF AMERICA L.P.

By:

Name:

Title:

Appendix B

INFORMATION ABOUT THE TECHNOLOGY FUND

Fund Summary

Investment Objective

The Technology Fund’s investment objective is to seek long-term capital appreciation.

Principal Investments and Strategies

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of technology companies. To the extent required by applicable SEC regulations, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund normally invests in at least three different countries, and may invest up to 50% of its assets in non-U.S. issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the U.S., other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 15% in any one emerging market country). The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million at the time of purchase, with no more than 15% of its assets in technology companies with market capitalizations below $100 million at the time of purchase. The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

The portfolio managers define technology companies as those that provide technology products, services or utilize technology to gain competitive advantages. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, defense and aerospace products and services, nanotechnology, energy equipment and services and others. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focuses on those companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments. The NASDAQ Composite Index is the Fund’s primary performance benchmark. The portfolio managers base security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark. The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers.

The portfolio managers develop forecasts of economic growth, inflation, and interest rates that they use to help identify those regions and individual countries that they believe are likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize short sales or foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies. The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Smaller Company Risk • Liquidity Risk • Derivatives Risk	• Foreign (non-U.S.) Investment Risk • Emerging Markets Risk • Currency Risk • Sector Specific Risk • Leveraging Risk • Management Risk	• IPO Risk • Focused Investment Risk • Turnover Risk • Credit Risk • Technology Related Risk

Please see “Overview—Principal Risk Factors” in the Prospectus/Proxy Statement for a description of these risks of investing in the Technology Fund.

Fees and Expenses of the Fund

The fees and expenses you may pay if you buy and hold Class A, Class B, Class C, Class D, Administrative Class or Institutional Class shares of the Technology Fund are described in the Prospectus/Proxy Statement under “Overview—Operating Expenses.”

Management of the Fund

Investment Adviser and Administrator

PA Fund Management LLC (“PAFM” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Technology Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Technology Fund and the Technology Fund’s business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global Investors”). As of December 31, 2004, Allianz Global Investors and its affiliates had approximately $565 billion in assets under management.

RCM Capital Management LLC (“RCM”), serves as the Sub-Adviser to the Technology Fund. See “RCM Capital Management LLC” below. The Adviser has retained its affiliate, Pacific Investment Management Company LLC (“Pacific Investment Management Company”), to provide various administrative and other services required by the Technology Fund in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

The Technology Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Technology Fund) pays a portion of the advisory fees it receives to RCM in return for its services.

RCM Capital Management LLC

RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts and is an indirect wholly-owned subsidiary of Allianz AG and an affiliate of Allianz Global Investors. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of December 31, 2004, RCM had approximately $24 billion in assets under management. RCM is an affiliate of the Adviser. RCM was formerly known as Dresdner RCM Global Investors LLC.

The Technology Fund is managed by Walter C. Price, CFA, and Huachen Chen, CFA. Mr. Price is a Managing Director, Senior Analyst and Portfolio Manager on the Global Technology Team. He joined RCM in 1974 as a Senior Securities Analyst in technology and since 1985, he has had increasing portfolio responsibility for technology stocks. Mr. Chen is a Senior Portfolio Manager. He joined RCM in 1984 as a Securities Analyst. He has covered many sectors within technology, as well as the electrical equipment and multi-industry areas. Messrs. Price and Chen have co-managed many technology portfolios together.

Litigation and Regulatory Matters

On September 13, 2004, PA Fund Management LLC (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (currently the RCM Innovation Fund) and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $3,035,980 to the PEA Renaissance Fund; $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund; $168,746 to the PEA Target Fund; and $1,336,871 to the RCM Innovation Fund. Based on current net assets, these payments were less than 1/2 of 1% of the net asset value of any affected fund.

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California.1 Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

1 California v. PA Distributors LLC, et al., No. 04AS03699.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus/Proxy Statement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse affect on the Funds or on the ability of PAFM, the Distributor or the Funds’ sub-adviser to perform their respective contracts with respect to the Funds.

Distributor

The Trust’s Distributor is PA Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stanford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Investment Options

The Technology Fund offers investors Class A, Class B, Class C, Class D, and Institutional Class shares. Each class of shares is subject to different types and levels of sales charges than the other classes and bears a different level of expenses. As of the date of this Prospectus/Proxy Statement, the Technology Fund does not have Administrative Class shares. Contemporaneously with the solicitation of this Prospectus/Proxy Statement, the Technology Fund is creating Administrative Class shares. The distribution and share class arrangements of the shares of these classes will be the same as the distribution and share class arrangements of the Administrative Class shares of the Innovation Fund. The remainder of this Appendix will assume that such classes are currently outstanding. Each class of shares is subject to different types and levels of sales charges than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class.

Because the share class arrangements for the Technology Fund and the Innovation Fund are similar, the information below also applies to shares of the Innovation Fund. More extensive information about the Trust’s multi-class arrangements is included in the PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—PIMCO Fund Shareholders’ Guide” below.

Class A, B and C Shares

Class A Shares

•	You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•	You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

•	Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

•	You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

•	Class A shares are generally subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange).

Class B Shares

•	You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

•	Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

•	Class B shares are generally subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange).

Class C Shares

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven (or eight) years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven (or eight) years.

•	Class C shares are generally subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange).

The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges—Class A Shares

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Technology Fund is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below.

Class A Shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0 – $49,999	5.82%	5.50%
$50,000 – $99,000	4.71%	4.50%
$100,000 – $249,999	3.63%	3.50%
$250,000 – $499,999	2.56%	2.50%
$500,000 – $999,999	2.04%	2.00%
$1,000,000 +	0.00%*	0.00%*

*	As shown, investors that purchase $1,000,000 or more of the Technology Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Combined Purchase Privilege.    Investors may qualify for a reduced sales charge on Class A shares by combining purchases of Class A shares of eligible PIMCO Funds into a single purchase (a “Single Purchase”), if the resulting purchase totals at least $50,000. The following may be deemed to be a Single Purchase: certain purchases by an individual investor’s spouse or children that may be combined with an investor’s purchase, single purchases by a fiduciary for multiple beneficiaries and single purchases for employee benefit plans of a single employer. Please see the Guide for details.

Cumulative Quantity Discount (Right of Accumulation).    A purchase of Class A shares of any eligible PIMCO Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

(i) the amount of the investor’s total current purchase (including any sales charge);

(ii) the aggregate net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares of any eligible PIMCO Fund held by the investor; and

(iii) the net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares owned by another shareholder eligible to be combined with the investor’s purchase into a Single Purchase.

Please see the Guide for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent.    An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any eligible PIMCO Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.    A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any eligible PIMCO Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Guide.

Method of Valuation of Accounts.    To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of eligible PIMCO Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the net asset value (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.    In addition to the programs summarized above, the Funds may sell their Class A shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds; employees of the Adviser, Sub-Advisers and Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records.    In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other eligible PIMCO Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge and in a clear and prominent format, on the Fund’s Web site at http://www.pimcofunds.com, information regarding eliminations of and reductions in sales loads associated with eligible PIMCO Funds.

Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules.

Class B Shares

Years Since Purchase Payment Was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0	*

*	After the seventh year, Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares. As noted above, Class B shares purchased after December 31, 2001 but before October 1, 2004, convert into Class A shares after eight years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

Class C Shares

Years Since Purchase Payment Was Made	Percentage Contingent Deferred Sales Charge
First	1
Thereafter	0

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs are Currently Calculated—Shares Purchased On or Before December 31, 2001

A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital-gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of the Technology Fund and that six months later the value of the investor’s account for the Technology Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from the Technology Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Technology Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

Shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased on or before December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged. In addition, Class B shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged and will convert into Class A shares at the same time as the original shares would have converted into Class A shares. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged.

How CDSCs will be Calculated—Shares Purchased After December 31, 2001

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of the Technology Fund (at $10 per share) and that six months later the value of the investor’s account for the Technology Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares of the Technology Fund may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—PIMCO Funds Shareholders’ Guide” below.

Distribution and Servicing (12b-1) Plans

The Technology Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Technology Fund shares (“distribution fees”) and/or in connection with personal services rendered to Technology Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by the Technology Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Innovation Fund has the same distribution and servicing arrangements as the Technology Fund, and therefore the discussion below also applies to the Innovation Fund.

Class A, Class B and Class C Shares

There is a separate 12b-1 Plan for each of Class A, B and C shares. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Technology Fund’s average daily net assets attributable to the particular class of shares):

Servicing Class	Servicing Fee	Distribution Fee
Class A	0.25%	None
Class B	0.25%	0.75%
Class C	0.25%	0.75%

Because 12b-1 fees are paid out of the Technology Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class B and Class C shares do not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for seven years (eight for Class B shares purchased after December 31, 2001 but before October 1, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Class D Shares

The Technology Fund does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Class D shares, except that a Redemption Fee of 2.00% may apply to shares that are redeemed or exchanged within 60 days of acquisition.

•    Service and Distribution (12b-1) Fees—Class D Shares.    The Funds’ administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees would be paid out of a Fund’s Class D share assets on an ongoing basis, over time these fees would increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.

Institutional Class and Administrative Class Shares

The Technology Fund does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares, except that a Redemption Fee of 2.00% may apply to shares that are redeemed or exchanged within 60 days of acquisition. Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

•    Service and Distribution (12b-1) Fees—Administrative Class Shares.    The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of the Technology Fund. The Distribution Plan for the Administrative Class shares of the Technology Fund has been adopted in accordance with the requirements of Rule 12b-1 under the Investment Company Act of 1940.

Each Plan allows the Technology Fund to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Technology Fund as their funding medium and for related expenses.

In combination, the Plans permit the Technology Fund to make total reimbursements at an annual rate of up to 0.25% of the Technology Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of the Technology Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

•    Arrangements with Service Agents.    Institutional Class and Administrative Class shares of the Technology Fund may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Technology Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Technology Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Investment Options—General Procedures Applicable to All Classes

Payments to Financial Service Firms.

Some or all of the sales charges, distribution fees and servicing fees described herein are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the SAI and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, PAFM and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and normally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that will continue, some even into 2005, until they end. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Adviser and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI and Guide.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares.

How Fund Shares Are Priced

The net asset value (“NAV”) of the Technology Fund’s Class A, Class B, Class C, Class D, Administrative Class and Institutional Class shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market maker, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price determined by the exchange. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using foreign exchange rates obtained from pricing services. As a result, the NAV of the Technology Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. Dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. Dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to buy, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Technology Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed-income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities subject to possible fair value adjustments as discussed below. Information that becomes known to the Technology Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

If market values are not readily available, instead of valuing securities in the usual manner, the Technology Fund will value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. For example, market values may not be readily available when a significant event occurs after the close of the relevant market and before the time the Technology Fund’s NAV is calculated. When fair valuing securities, the Technology Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Technology Fund’s NAV is calculated. The Trust also fair values securities to help deter and, where possible, prevent “stale price arbitrage,” as discussed below under “Abusive Trading Practices.” With respect to certain foreign securities, the Technology Fund may fair value securities using modeling tools provided by third-party vendors. When market quotations are readily available, securities prices generally are calculated based on objective market data, such as the closing price on an exchange. Fair value pricing may require the Fund to replace these objective calculations with more subjective calculations about the value of a security.

The NAV of the Innovation Fund’s shares is determined in the same manner as described above for the Technology Fund.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Technology Fund. The Innovation Fund has the same purchase, sale and exchange arrangements as the Technology Fund.

Buying Shares—Class A, B and C

PIMCO Funds Shareholders’ Guide

More detailed information about the purchase, sale and exchange arrangements for Class A, B and C shares of the Technology Fund is provided in the Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The

Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire-transfer procedures

•	Automatic purchase, exchange and withdrawal programs

•	Programs that establish a link from your Fund account to your bank account

•	Special arrangements for tax-qualified retirement plans

•	Investment programs which allow you to reduce or eliminate initial sales shares

•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the Technology Fund, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC redemption fee or other fee. NAVs are determined at the close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Technology Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed according to that day’s NAV). Please see the Guide for details.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day’s NAV).

You can buy Class A, Class B or Class C shares of the Technology Fund in the following ways:

•    Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•    Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to PA Distributors LLC, along with a completed application form to:

PA Distributors LLC

P.O. Box 9688

Providence, Rhode Island 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PA Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Guide describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “PIMCO Funds Shareholders’ Guide” above.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Technology Fund shares. No share certificates will be issued unless specifically requested in writing.

An investor should invest in the Technology Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect the Technology Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Technology Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Investment Minimums

The following investment minimums apply for purchases of Class A, Class B and Class C shares of the Technology Fund.

Initial Investment	Subsequent Investments
$5,000	$100 per Fund

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, if you have a direct account with the Distributor, you will be charged a fee at the annual rate of $16 if your account balance for the Technology Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA and Auto-Invest and Auto-Exchange accounts for which the limit is $1,000. The fee also applies to employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and SAR/SEPs. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum account in quarterly installments and paid to the Administrator. Each account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Technology Fund of maintaining small accounts, you are asked to maintain an account balance in the Technology Fund of at least the minimum investment necessary to open the particular type of account. If your balance for the Technology Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that account after giving you 60 days to increase your balance. Your account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.

Buying Shares—Class D

The following section provides basic information about how to buy, sell (redeem) and exchange Class D shares of the Technology Fund.

Class D shares of the Technology Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Technology Fund in particular investment products, programs or accounts for which a fee may be charged.

You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Technology Fund directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-888-87-PIMCO for information about other investment options.

Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Global Technology Fund. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by your account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. Your firm may independently establish and charge you transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce your investment returns on Class D shares of the Global Technology Fund.

Your financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing, and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registration. A firm may be paid for its services directly or indirectly by the Global Technology Fund, the Adviser or an affiliate (at an annual rate generally not to exceed 0.35% (up to 0.25% of which may be paid by the Global Technology Fund) of the Global Technology Fund’s average daily net assets attributable to its Class D shares and purchased through such firm for its clients although payments with respect to shares in retirement plans are often higher. Your firm may establish various minimum investment requirements for Class D shares of the Global Technology Fund and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Please contact your firm for information.

Class D shares of the Technology Fund will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-888-87-PIMCO for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

This Prospectus/Proxy Statement should be read in connection with your firm’s materials regarding its fees and services.

Calculation of Share Price and Redemption Payments

When you buy or sell (redeem) Class D shares of the Technology Fund, you pay or receive a price equal to the NAV of the shares, subject to any Redemption Fees, as discussed below under “Redemption Fees.” NAVs are determined at the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for the Technology Fund shares are processed at the NAV next calculated after your order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day’s NAV).

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Technology Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission of the protection of investors.

An investor should invest in the Technology Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect the Technology Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Technology Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Investment Minimums

The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with the Technology Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

Minimum Account Size

Due to the relatively high cost to the Technology Fund of maintaining small accounts, you are asked to maintain an account balance in the Technology Fund in which you invest of at least the minimum investment necessary to open the particular type of account. In addition, accounts with balances of $2,500 or less may be charged an annual fee of $16. This fee may be deducted in quarterly installments from your below-minimum account and paid to the Administrator. If your balance for the Technology Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Technology Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.

Buying Shares—Institutional and Administrative Class Shares

Investors may purchase Institutional Class and Administrative Class shares of the Technology Fund at the relevant net asset value (“NAV”) of that class without a sales charge or other fee. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee-benefit trusts, endowments, foundations, corporations and high-net-worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Technology Fund. Administrative Class shares are offered primarily through employee-benefit plan alliances, broker-dealers and other intermediaries, and the Technology Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Pension and profit-sharing plans, employee-benefit trusts and employee-benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the Technology Fund and will not require the Technology Fund to pay any type of administrative payment per participant account to any third party.

Timing of Purchase Orders and Share Price Calculations.    A purchase order received by the Trust’s transfer agent, prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s net asset value. An order received after that time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the transfer agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

Investment Minimums.    The minimum initial investment for shares of either the Institutional or Administrative Class of the Technology Fund is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that aggregate trades on behalf of underlying investors. In addition, the minimum initial investment may be modified for certain employees of the Adviser and its affiliates.

The Trust and the Distributor may waive the minimum initial investment for other categories of investors at their discretion. Adviser-sponsored funds of funds are exempt from the minimum investment requirement.

The investment minimums discussed in this section do not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

•  Initial Investment.    Investors may open an account for Institutional Class or Administrative Class shares by completing and signing a Client Registration Application and mailing it to PIMCO Funds, BFDS Midwest, P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or PIMCO Funds, BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64104 (express, certified or registered mail). A Client Registration Application may be obtained by calling 1-800-927-4648.

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to the transfer agent for Institutional and Administrative Class shares, PIMCO Funds, BFDS Midwest, 330 West 9th Street, 5th Floor, Kansas City, MO 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring-bank name.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Adviser or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company, LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder-servicing relationship with the Trust on behalf of their customers.

•  Additional Investments.    An investor may purchase additional Institutional Class and Administrative Class shares at any time by calling the Trust and wiring federal funds to the transfer agent as outlined above.

•  Other Purchase Information.    Purchases of Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Technology Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Institutional Class and Administrative Class shares may not be qualified or registered for sale in all states. Investors should inquire as to whether shares are available for offer and sale in the investor’s state of residence. Shares of the Technology Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

An investor should invest in the Technology Fund for long-term investment purposes only. The Trust and the Adviser each reserves the right to restrict purchases of Technology Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Subject to the approval of the Trust, an investor may purchase shares of the Technology Fund with liquid securities that are eligible for purchase by the Technology Fund (consistent with the Technology Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Adviser or Sub-Adviser intends to retain the security as an investment. Assets purchased by the Technology Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Technology Fund’s shares, if such assets were included in the Technology Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

•  Retirement Plans.    Shares are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee-benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Technology Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee-benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee-benefits office, the plan administrator, or the organization that provides record-keeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the transfer agent for execution.

Buying Shares—Procedures Applicable to All Classes

Verification of Identity.    To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Technology Fund must obtain the following information for each person that opens a new account:

1.	Name.
2.	Date of birth (for individuals).
3.	Residential or business street address.
4.	Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Technology Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Technology Fund may restrict your ability to purchase additional shares until your identity is verified. The Technology Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Exchanging Shares

Class A, B and C Shares.    Except as provided below and/or in the Technology Fund’s prospectus(es), you may exchange your Class A, Class B, or Class C shares of the Technology Fund for the same class of shares of any other fund or of another series of the Trust or PIMCO Funds: Pacific Investment Management Series. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Technology Fund within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Shares are exchanged on the basis of their respective NAVs, minus the Redemption Fee, next calculated after your exchange order is received by the Distributor. Currently the Trust does not charge any exchange fees or charges. Exchanges are subject to the $5,000 minimum initial purchase requirements for the Technology Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” below and “Taxation” in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to PA Distributors LLC, P.O. Box 9688, Providence, Rhode Island 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “PIMCO Funds Shareholders’ Guide” above.

Class D Shares.    Except as provided below or in the Technology Fund prospectus(es), you may exchange your Class D shares of the Technology Fund for Class D shares of any other fund or series of PIMCO Funds: Pacific Investment Management Series that offers Class D shares. Unless eligible for a waiver, Class D shareholders of the Technology Fund who exchange (or redeem) their shares within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of shares exchanged. See “Redemption Fees” below. Unless subject to a Redemption Fee, shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. An investor may exchange shares only with respect to funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

Institutional and Administrative Class Shares.    Except as provided below or in the Technology Fund’s prospectus(es), an investor may exchange Institutional and Administrative Class shares of the Technology Fund for shares of the same class of any other fund or other series of the Trust that offers that class based on the respective NAVs (subject to any applicable redemption fees or fund reimbursement fees) of the shares involved. An exchange may be made by following the redemption procedure described below under “Selling Shares—Institutional Class Shares—Redemptions by Mail” or “Selling shares—Administrative Class Shares—Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange Institutional and Administrative Class shares of the Technology Fund for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund company composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series’ prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds: Pacific Investment Management Series at the same address and telephone number as the Trust. Unless eligible for a waiver, shareholder who exchange (or redeem) shares of the Technology Fund within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchange. See “Redemption Fees” below.

Exchanging Shares—General Procedures Applicable to All Classes

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect the Technology Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or the Technology Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares. Because the Technology Fund will not always be able to detect market timing activity, investors should not assume that the Technology Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Technology Fund. For example, the ability of the Technology Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of the Technology Fund’s underlying beneficial owners.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Technology Fund as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Technology Fund and its shareholders. For example, depending upon various factors such as the size of the Technology Fund and the amount of its assets maintained in cash, short-term or excessive trading by fund shareholders may interfere with the efficient management of the Technology Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Technology Fund and its shareholders. The Trust’s Board has adopted policies and procedures designed to discourage, and otherwise limit the negative effects of, abusive trading practices.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Technology Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information. Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Technology Fund’s portfolio securities. See “How Fund Shares Are Priced” above for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of the Technology Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of the Technology Fund shares by multiple investors are aggregated for presentation to the Technology Fund on a net basis, conceal the identity of the individual investors from the Technology Fund. This makes it more difficult for the Technology Fund to identify short-term transactions in the Technology Fund.

Selling Shares—Class A, B and C Shares

You can sell (redeem) Class A, Class B or Class C shares of the Technology Fund in the following ways:

•	Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

•	Directly from the Trust by written request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s transfer agent for Class A, B and C shares, PFPC, Inc., P.O. Box 9688, Providence, Rhode Island 02940-0926:

(1)	a written request for redemption signed by all registered owners exactly as the account is registered on the transfer agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2)	for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3)	any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4)	any additional documents which may be required by the transfer agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the transfer agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the transfer agent. You cannot redeem your shares by written request to the Trust if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the transfer agent’s records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem Class A, B or C shares, including:

•	Telephone requests to the transfer agent

•	PIMCO Funds Automated Telephone System (ATS)

•	Expedited wire transfers

•	Automatic Withdrawal Plan

•	PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem Class A, B or C shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC, or the Redemption Fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your Class A, B or C shares. However, if you sell your shares, through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemption Fees

Investors in Class A, Class B and Class C shares of the Technology Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition ( i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly-endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities transfer agents’ Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.

Selling Shares—Class D Shares

You can sell (redeem) Class D shares of the Technology Fund through your financial service firm on any day the New York Stock Exchange is open. Unless eligible for a waiver, shareholders who exchange their shares within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fee” below. You do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-888-87-PIMCO for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemption Fee.    Investors in Class D shares of the Technology Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Selling Shares—Institutional and Administrative Class Shares

Redemption Fees.    Investors in Institutional Class and Administrative Class shares of the Technology Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemptions by Mail.    An investor may redeem (sell) Institutional Class and Administrative Class shares of the Technology Fund by submitting a written request to PIMCO Funds at BFDS Midwest, P.O. Box 219024, Kansas City, MO, 64121-9024 (regular mail) or PIMCO Funds, BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64104 (express, certified or registered mail). The redemption request should state the fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

Redemptions by Telephone or Other Wire Communication.    An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-816-421-2861, by sending an e-mail to pimcoteam@bfdsmidwest.com or by other means of wire communication. Investors should state the fund and the class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Pacific Investment Management Company and the transfer agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management Company or the transfer agent to be genuine. Neither the Trust nor the transfer agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described herein. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The transfer agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Pacific Investment Management Company or the transfer agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or transfer agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the transfer agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions of Institutional Class shares by contacting the employee-benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Other Redemption Information.    Subject to any applicable Redemption Fees, redemption requests for Institutional Class or Administrative Class shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

Unless eligible for a waiver, shareholders of Institutional Class or Administrative Class shares of the Technology Fund who redeem their shares within 60 days of acquisition will pay a Redemption Fee of 2.00% of the NAV of the shares redeemed. See “Redemption Fees” above.

Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that is required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class or Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

Selling Shares—General Procedures Applicable to All Classes

Redemptions In Kind.    The Trust has agreed to redeem shares of the Technology Fund solely in cash up to the lesser of $250,000 or 1% of the Technology Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Technology Fund in lieu of cash. If shares are redeemed in kind, investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees.    Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Technology Fund to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Technology Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Technology Fund in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs, (i.e., the increase in market prices which may result when a fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Limitations on the Assessment of Redemption Fees.    The Technology Fund may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Technology Fund will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through certain financial intermediaries (for example, through broker-dealer omnibus accounts or certain retirement plan accounts) that (i) have not agreed to assess or collect the Redemption Fee from such shareholders; (ii) have not agreed to provide the information necessary for the Technology Fund to impose the Redemption Fee on such shareholders; or (iii) do not currently have the capability to assess or collect the Redemption Fee. The Technology Fund may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Technology Fund shares by multiple investors are aggregated for presentation to a fund on a net basis, conceal the identity of individual investors from the fund. This makes it more difficult to identify short-term transactions in the Technology Fund, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Technology Fund’s use of Redemption Fees may not successfully eliminate successive short-term trading in shares of the Technology Fund. The Trust may waive the Redemption Fee in other circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time.

Waivers of Redemption Fees.    The Trust waives the Redemption Fee for the following types of transactions (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (iii) otherwise as the Trust may determine in its sole discretion. The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Fund Distributions

The Technology Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Technology Fund shares the day after the Trust receives your purchase payment. Dividends paid with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class A, Class B, Class C, Class D and Administrative Class shares are expected to be lower than the dividends on Institutional Class shares as a result of the service and/or distribution fees applicable to those classes. The Technology Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, the Technology Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Class A, B and C Shares.    Dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. Class A, B and C shareholders can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of the Technology Fund at NAV. This will be done unless you elect another option.

•	Invest all distributions in shares of the same class of any other series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the transfer agent at 1-800-426-0107.

•	Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the transfer agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through reinvestment of Technology Fund distributions.

If you elect to receive Technology Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s transfer agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options relating to Class A, B and C shares, please contact your broker or call the Distributor at 1-800-426-0107.

Class D Shares.    Class D shareholders can choose from the following distribution options:

•	Reinvest all distributions in additional Class D shares of the Technology Fund at NAV. This will be done unless you elect another option.

•	Invest all distributions in Class D shares of any other the fund or another series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. This option must be elected when your account is set up.

•	Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges on shares you receive through the reinvestment of Technology Fund distributions. If you elect to receive Technology Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s transfer agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options for Class D shares, please contact your financial service firm or call the Distributor at 1-888-87-PIMCO.

Institutional and Administrative Class Shares.    The Technology Fund’s dividend and capital-gain distributions with respect to Institutional Class and Administrative Class shares will automatically be reinvested in additional shares of the same class at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, fund name(s) and wiring instructions.

Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Technology Fund distributions. For further information on distribution options relating to Institutional Class and Administrative Class shares, please contact the Trust at 1-800-927-4648.

The information provided above with respect to the Technology Fund also applies to the Innovation Fund.

Tax Consequences

Treatment as a RIC.    The Technology Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Technology Fund so qualifies and satisfies certain distribution requirements, the Technology Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gains distributions.

Taxes on Distributions.    If you are subject to U.S. federal income tax, you will be subject to tax on Technology Fund distributions whether you received them in cash or reinvested them in additional shares of the Technology Fund. For federal income tax purposes, distributions will be taxable to you as either ordinary income or capital gains.

Technology Fund dividends (i.e., distributions of investment income) are taxable to you generally as ordinary income. Federal taxes on Technology Fund distributions of gains are determined by how long the Technology Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains from investments that the Technology Fund owned for more than 12 months and that are properly designated by the Technology Fund as capital gain dividends will generally be taxable to you as capital gains. (Long-term capital gains applicable to individuals have been temporarily reduced for taxable years beginning on or before December 31, 2008, in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets.) Distributions of gains from investment that the Technology Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Technology Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Technology Fund level.

Distributions are taxable to you even if they are paid from income or gains earned by the Technology Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

Returns of capital.    If the Technology Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return on capital to you. A return of capital distribution will generally not be taxable, but will reduce your cost basis in the Technology Fund and result in a higher reported capital gain or lower reported capital loss when you sell those shares on which the distribution was received.

Taxes When You Sell (Redeem) or Exchange Your Shares.    Any gain resulting from the sale of Technology Fund shares will generally be subject to federal income tax. When you exchange shares of the Technology Fund for shares of another series, the transaction generally will be treated as a sale of Technology Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

A Note on Foreign Investments.    The Technology Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Technology Fund’s yield on those securities would be decreased. In addition, the Technology Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Technology Fund’s recognition of ordinary income and may affect the timing or amount of the Technology Fund’s distributions.

Backup Withholding.    The Technology Fund is required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Technology Fund with a correct taxpayer identification number. Under current law, the backup withholding rate will be 28% for amounts paid in 2005. Please see the Statement of Additional Information for further details about (and possible changes to) the new backup withholding tax rates.

Non-U.S. Shareholders.    In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the “2004 Act”), effective for taxable years of the Technology Fund beginning after December 31, 2004 and before January 1, 2008, the Technology Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net-short term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Technology Fund. This provision will first apply to the Technology Fund in its taxable year beginning July 1, 2005.

The 2004 Act modifies the tax treatment of distributions from the Technology Fund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITs. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004, and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

As described in the Statement of Additional Information under the section captioned “Taxation,” the Technology Fund is required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Technology Fund with a correct taxpayer identification number. The backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

This section relates only to federal income tax consequences of investing in the Technology Fund; the consequences under other tax laws may differ. You should consult your tax adviser as to the possible application of foreign, state and local income-tax laws to Technology Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Technology Fund.

The tax consequences described above with respect to the Technology Fund also apply to the Innovation Fund.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Technology Fund discussed above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investments or strategies but may be used by the Technology Fund from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This section does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Technology Fund. As with any mutual fund, investors in the Technology Fund must rely on the professional investment judgment and skill of PAFM, RCM and the portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Technology Fund.

Industry Concentration

Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. The Technology Fund may concentrate its investments in the technology industry.

Fixed Income Securities and Defensive Strategies

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Under normal market conditions, the Technology Fund will invest primarily in equity securities. In addition, the Technology Fund may invest up to 20% of its total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. There is no limit on the average maturity of the debt securities in the Technology Fund’s portfolio. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor’s, Moody’s or another recognized international rating organization. When RCM believes the Technology Fund should adopt a temporary defensive posture, the Technology Fund may hold all or a substantial portion of its assets in investment grade debt securities, which may be debt obligations issued or guaranteed by the U.S. government or foreign governments (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by corporate issuers.

Companies With Smaller Market Capitalizations

The Technology Fund may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. Small capitalization companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets. Because securities of smaller companies may have limited liquidity, the Technology Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, the Technology Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Technology Fund to liquidate its securities positions. For these reasons, it may be prudent for the Technology Fund to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Technology Fund’s asset size increases, the Technology Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial Public Offerings

The Technology Fund may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Technology Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Technology Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Technology Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Technology Fund is able to do so. In addition, as the Technology Fund increases in size, the impact of IPOs on the Technology Fund’s performance will generally decrease.

Foreign (non-U.S.) Securities

The Technology Fund invests in the following types of foreign equity and equity-linked securities (together, “foreign securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; depositary receipts; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. RCM expects that the Technology Fund’s foreign investments will primarily be traded on recognized foreign securities exchanges. However, the Technology Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when RCM believes that such securities meet the Technology Fund’s investment criteria. The Technology Fund also may invest in securities that are not publicly traded either in the U.S. or in foreign markets. The Technology Fund may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for the Technology Fund. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging Market Securities

The Technology Fund may invest a significant portion of its assets in securities of issuers based in or that trade principally in countries with developing (or “emerging market”) economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Technology Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Technology Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Special Risks of Investing in Russian and Other Eastern European Securities.    The Technology Fund may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When the Technology Fund invests in a Russian issuer, it will normally receive a “share extract,” but that extract is not legally determinative of ownership. The official record of ownership of a company’s share is maintained by the company’s share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign Currencies

A fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The Technology Fund is particularly sensitive to this risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the recent introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. The euro and other currencies in which the Technology Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Technology Fund.

Foreign Currency Transactions.    The Technology Fund may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the Technology Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Technology Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Technology Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by the Technology Fund if the value of the hedged currency increases. The Technology Fund may enter into these contracts to hedge against foreign exchange risk arising from the Technology Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Technology Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Technology Fund to benefit from favorable fluctuations in relevant foreign currencies.

The Technology Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Technology Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Technology Fund’s portfolio management team or portfolio manager. The Technology Fund may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. The Technology Fund will segregate assets determined to be liquid by PAFM or RCM in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Common Stocks

Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio management team believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Technology Fund’s portfolio management team’s assessment of the prospects for a company’s earnings growth is wrong, or if their judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Technology Fund’s portfolio management team has placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy. Companies that the Technology Fund’s portfolio management team believes are undergoing positive change and whose stock the portfolio management team believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Technology Fund’s portfolio management team’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio management team has placed on it.

Equity Securities

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.

Corporate Debt Securities

The Technology Fund may invest in corporate debt securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Convertible Securities

The Technology Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, the Technology Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Technology Fund’s ability to achieve its investment objective.

Derivatives

The Technology Fund may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its non-principal investment strategies. The Technology Fund may also use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which the Technology Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager or portfolio management team may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Technology Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Technology Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that the Technology Fund may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The Technology Fund may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. The Technology Fund may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. A description of these and other derivative instruments that the Technology Fund may use are described under “Investment Objectives and Policies” in the Statement of Additional Information. The Technology Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Technology Fund.

Management Risk.    Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.    The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.    Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.    Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Technology Fund uses derivatives for leverage, investments in the Technology Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Technology Fund will segregate assets determined to be liquid by PAFM or RCM in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.    Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Technology Fund will engage in derivatives transactions at any time or from time to time. The Technology Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.    Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Technology Fund’s interest. If a portfolio management team or portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Technology Fund, the Technology Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Technology Fund investments. The Technology Fund may also have to buy or sell a security at a disadvantageous time or price because the Technology Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Technology Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Technology Fund’s use of derivatives may cause the Technology Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Technology Fund had not used such instruments.

Equity-Linked Securities

The Technology Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Technology Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See “Foreign Securities” above. In addition, the Technology Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to the Technology Fund’s restrictions on investments in illiquid securities.

Credit Ratings and Unrated Securities

The Technology Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Technology Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PAFM and RCM do not rely solely on credit ratings, and develop their own analysis of issuer credit quality. The Technology Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Technology Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” The Technology Fund may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities typically may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of Portfolio Securities

For the purpose of achieving income, the Technology Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When the Technology Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Technology Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Technology Fund may pay lending fees to the party arranging the loan.

Short Sales

The Technology Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Technology Fund may only enter into short selling transactions if the security sold short is held in the Technology Fund’s portfolio or if the Technology Fund has the right to acquire the security without the payment of further consideration. For these purposes, the Technology Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose the

Technology Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Technology Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Technology Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Technology Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Technology Fund’s overall investment exposure. Typically, no income accrues on securities the Technology Fund has committed to purchase prior to the time delivery of the securities is made, although the Technology Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

The Technology Fund may enter into repurchase agreements, in which the Technology Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Technology Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Technology Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

The Technology Fund may enter into reverse repurchase agreements, subject to the Technology Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Technology Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Technology Fund will segregate assets determined to be liquid by PAFM or RCM in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. The Technology Fund also may borrow money for investment purposes subject to any policies of the Technology Fund currently described in this Prospectus/Proxy Statement or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for the Technology Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Technology Fund may make short term borrowings from investment companies (including money market mutual funds) advised or sub-advised by PAFM or its affiliates.

Illiquid Securities

The Technology Fund may invest in securities that are illiquid so long as not more than 15% of the value of the Technology Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by the Technology Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Technology Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies

The Technology Fund may invest in securities of other investment companies, such as closed-end management investment companies and exchange traded funds, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, the Technology Fund may indirectly bear service and other fees which are in addition to the fees the Technology Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Technology Fund may invest in shares of investment companies (including money market mutual funds) advised or sub-advised by PAFM or its affiliates.

Portfolio Turnover

The length of time the Technology Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Technology Fund is known as “portfolio turnover.” The Technology Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. High portfolio turnover (i.e., in excess of 100%) involves correspondingly greater expenses to the Technology Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact the Technology Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Technology Fund’s performance. During the most recently completed fiscal year, the Technology Fund had a portfolio turnover rate in excess of 200%.

Changes in Investment Objectives and Policies

The Technology Fund’s investment objective is a fundamental policy that may not be changed without shareholder approval. In addition, it is a fundamental policy that may not be changed without shareholder approval that the Technology Fund must invest in companies located in at least three different countries. However, unless otherwise stated in the Statement of Additional Information, all other investment policies of the Technology Fund may be changed by the Board of Trustees without shareholder approval. The Technology Fund has adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940 and will not change such policy unless the Technology Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in the Technology Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Technology Fund remains an appropriate investment in light of their then current financial position and needs.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Technology Fund investments listed in this Prospectus/Proxy Statement will apply at the time of investment. The Technology Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Technology Fund’s investments refer to total assets.

Other Investments and Techniques

The Technology Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus/Proxy Statement. These securities and techniques may subject the Technology Fund to additional risks. In addition, the Technology Fund may use GrassrootsSM Research in addition to its traditional research activities. GrassrootsSM Research is a division of RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM and certain of its affiliates in connection with broker services. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus/Proxy Statement and about additional securities and techniques that may be used by the Technology Fund.

Appendix C

ADDITIONAL PERFORMANCE INFORMATION ABOUT THE TECHNOLOGY FUND

As of June 30, 2004

RCM Global Technology Fund

Total net assets:    $527,485 (in thousands)

Number of securities in the portfolio:    47

PERFORMANCE3

Average Annual Total Return (for periods ended 06/30/04)

	6 month	1 year	3 year	5 year	Class Inception (12/27/95)
RCM Global Technology Fund Institutional Class	6.56%	33.37%	0.15%	3.74%	18.05%
Institutional Shares after taxes on distribution	6.56%	33.37%	0.15%	3.48%	16.99%
Institutional Shares after taxes on distributions & sale of fund shares	4.26%	21.69%	0.13%	3.10%	15.58%
Class A	6.34%	32.83%	–0.26%	3.24%	17.43%
Class B	5.97%	31.87%	–1.01%	2.45%	16.71%
Class C (adjusted)	3.89%	29.55%	–1.05%	2.44%	16.54%
Class D	6.37%	32.85%	–0.23%	3.39%	17.70%
NASDAQ Composite Index	2.22%	26.20%	–1.77%	–5.27%	8.16%
Goldman Sachs Technology Index	0.61%	27.11%	–7.48%	–9.43%	9.64%
Lipper Science and Technology Fund Average	0.71%	25.55%	–9.44%	–7.57%	6.71%

Change in Value     $5,000,000 invested at the Fund’s inception

[3]

Past performance is no guarantee of future results. The returns include the effect of applicable sales charges and assumes all dividend and capital gain distributions were reinvested. The Technology Fund’s Class A, B, C and D shares commenced operations after the inception date shown. For periods prior to the inception date of Class A, B, C and D shares, the returns in the table reflect the performance of the

Technology Fund’s Institutional Class shares, adjusted as necessary to reflect Class A, B, C and D share current sales charges, and different operating expenses. Class A, B and C shares were first offered in February 2002. Class D shares were first offered in February 1999.

Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph assumes the investment of $5,000,000 in Institutional Class shares of the Technology Fund on 12/30/98, the Technology Fund’s inception date, compared to the S&P 500 Index, an unmanaged market index. The information depicted in the Change in Value graph relates only to the Technology Fund’s Institutional Class shares. Class A, B, C and D performance would be lower than Institutional Class performance, as discussed above in Appendix B. For Class A, B, C and D shares, the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information is not available for the Administrative Class Shares. As of the date of this Prospectus/Proxy Statement, the Technology Fund does not have Administrative Class shares. Contemporaneously with the solicitation of this Prospectus/Proxy Statement, the Technology Fund is creating Administrative Class shares. The distribution and share class arrangements of the shares of these classes will be the same as the distribution and share class arrangements of the Administrative Class shares of the Innovation Fund.

Portfolio Composition of RCM Global Technology As of 6/30/2004

Top Ten Holdings	% of Total Investments
Yahoo, Inc.	7.85%
Microsoft Corp.	5.37%
Marvell Technology Group Ltd.	4.43%
NCR Corp.	3.95%
Comverse Technology, Inc.	3.90%
Research in Motion, Ltd.	3.75%
SINA Corp.	3.60%
Tyco International Ltd.	3.52%
Motorola, Inc.	3.40%
Autodesk, Inc.	3.33%

Top 5 Related Industries	% of Total Investments
Information Technology	75.66%
Short-Term Instrument	10.15%
Industrials	5.11%
Consumer Discretionary	4.84%
Telecommunications	3.11%

Portfolio Composition	% of Total Investments
Common Stock	89.85%
Cash Equivalents	10.15%

Portfolio Insights for PIMCO RCM Global Technology Fund

PIMCO RCM Global Technology Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of companies in the technology industry.

The Fund’s Class Institutional Shares had a total return of 33.37% for the one-year period ended June 30, 2004. This return surpassed the 26.20% return of the NASDAQ Composite Index.

Supported by a growing global economy, stock markets in general delivered solid returns over the fiscal year. The year’s gains were diminished, however, by changing investor sentiment in calendar year 2004. Concerned about rising interest rates, inflation and the continued threat of terrorism, investors began to pull back from the higher beta segments of the market, including technology. As a result, global technology stocks started to decline in February 2004.

The Fund’s relative outperformance is attributable to both sector allocation and stock selection. On the sector level, the Fund’s overweight in Internet and software supported relative performance. Holdings such as Yahoo!, Red Hat, Yahoo! Japan, and Softbank Corp. posted significant gains.

Other individual names that aided relative performance over the period include SINA Corp. a Chinese online media company and value-added information service.

Relative performance was hindered by communications selections. Owning Amdocs and UT Starcom hurt performance, while not owning Qualcomm also hurt relative performance.

Appendix D

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of each class of shares offered by the Funds for the five years ended June 30, 2004 or, if the class is less than five years old, since the class of shares was first offered through June 30, 2004. Certain information reflects financial results for a single Fund share. The financial information shown below for the Technology Fund for periods prior to February 2, 2002 is that of the corresponding series of Dresdner RCM Global Funds, Inc., which was reorganized into the Technology Fund on February 1, 2002. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, the Trust’s independent accountants, whose reports, along with the Fund’s financial statements, are included in the Annual Reports. The Annual Reports are incorporated by reference in the Statement of Additional Information and are available free of charge as discussed on page ii of the Prospectus/Proxy Statement.

Tables depicting Financial Highlights can be found on the following pages.

Selected Per Share for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RCM Innovation Fund
Class A
06/30/04	$13.25	$(0.18	)(a)	$3.67	(a)	$3.49	$0.00	$0.00
06/30/03	13.77	(0.13	)(a)	(0.39	)(a)	(0.52)	0.00	0.00
06/30/02	28.74	(0.23	)(a)	(14.74	)(a)	(14.97)	0.00	0.00
06/30/01	72.29	(0.46	)(a)	(36.74	)(a)	(37.20)	0.00	(6.35)
06/30/00	37.46	(0.58	)(a)	41.80	(a)	41.22	0.00	(6.39)
Class B
06/30/04	12.29	(0.28	)(a)	3.41	(a)	3.13	0.00	0.00
06/30/03	12.88	(0.20	)(a)	(0.39	)(a)	(0.59)	0.00	0.00
06/30/02	27.07	(0.37	)(a)	(13.82	)(a)	(14.19)	0.00	0.00
06/30/01	69.06	(0.78	)(a)	(34.86	)(a)	(35.64)	0.00	(6.35)
06/30/00	36.09	(1.01	)(a)	40.37	(a)	39.36	0.00	(6.39)
Class C
06/30/04	12.29	(0.28	)(a)	3.40	(a)	3.12	0.00	0.00
06/30/03	12.87	(0.20	)(a)	(0.38	)(a)	(0.58)	0.00	0.00
06/30/02	27.06	(0.37	)(a)	(13.82	)(a)	(14.19)	0.00	0.00
06/30/01	69.04	(0.79	)(a)	(34.84	)(a)	(35.63)	0.00	(6.35)
06/30/00	36.08	(1.00	)(a)	40.35	(a)	39.35	0.00	(6.39)
Class D
06/30/04	$13.34	$(0.18	)(a)	$3.69	(a)	$3.51	$0.00	$0.00
06/30/03	13.87	(0.13	)(a)	(0.40	)(a)	(0.53)	0.00	0.00
06/30/02	28.92	(0.24	)(a)	(14.81	)(a)	(15.05)	0.00	0.00
06/30/01	72.72	(0.47	)(a)	(36.98	)(a)	(37.45)	0.00	(6.35)
06/30/00	37.52	(0.59	)(a)	42.18	(a)	41.59	0.00	(6.39)
Institutional Class
06/30/04	$13.44	$(0.11	)(a)	$3.72	(a)	$3.61	$0.00	$0.00
06/30/03	13.93	(0.08	)(a)	(0.41	)(a)	(0.49)	0.00	0.00
06/30/02	28.97	(0.15	)(a)	(14.89	)(a)	(15.04)	0.00	0.00
06/30/01	72.54	(0.26	)(a)	(36.96	)(a)	(37.22)	0.00	(6.35)
06/30/00	37.50	(0.37	)(a)	41.80	(a)	41.43	0.00	(6.39)
Administrative Class
06/30/04	13.33	(0.15	)(a)	3.70	(a)	3.55	0.00	0.00
06/30/03	13.82	(0.11	)(a)	(0.38	)(a)	(0.49)	0.00	0.00
06/30/02	28.82	(0.19	)(a)	(14.81	)(a)	(15.00)	0.00	0.00
06/30/01	72.33	(0.28	)(a)	(36.88	)(a)	(37.16)	0.00	(6.35)
03/10/00-06/30/00	99.70	(0.20	)(a)	(27.17	)(a)	(27.37)	0.00	0.00

Selected Per Share for the Year or Period Ended:	Total Distribution	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
RCM Innovation Fund (cont.)
Class A
06/30/04	$0.00	$16.74	26.34%	$328,950	1.31	%(b)	(1.08)%	233%
06/30/03	0.00	13.25	(3.78)	284,382	1.30		(1.10)	290
06/30/02	0.00	13.77	(52.09)	300,730	1.31	(b)	(1.12)	207
06/30/01	(6.35)	28.74	(55.14)	734,124	1.28	(c)	(0.95)	271
06/30/00	(6.39)	72.29	115.04	1,408,455	1.30		(0.91)	186

Class B
06/30/04	$0.00	$15.42	25.47%	$255,565	2.06	%(d)	(1.83)%	233%
06/30/03	0.00	12.29	(4.58)	249,043	2.05		(1.85)	290
06/30/02	0.00	12.88	(52.42)	304,020	2.06	(d)	(1.87)	207
06/30/01	(6.35)	27.07	(55.48)	801,890	2.03	(e)	(1.69)	271
06/30/00	(6.39)	69.06	114.17	1,680,792	2.05		(1.66)	186

Class C
06/30/04	$0.00	$15.41	25.39%	$346,853	2.06	%(d)	(1.83)%	233%
06/30/03	0.00	12.29	(4.51)	344,192	2.05		(1.85)	290
06/30/02	0.00	12.87	(52.44)	381,016	2.06	(d)	(1.87)	207
06/30/01	(6.35)	27.06	(55.48)	1,009,666	2.04	(e)	(1.70)	271
06/30/00	(6.39)	69.04	114.17	2,275,811	2.05		(1.66)	186

	Total Distributions	Fund Redemption Fee	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
Class D
06/30/04	$0.00	$0.00	$16.85	26.31%	$13,519	1.31	%(b)	(1.08)%	233%
06/30/03	0.00	0.00	13.34	(3.82)	13,245	1.30		(1.10)	290
06/30/02	0.00	0.00	13.87	(52.04)	15,830	1.31	(b)	(1.12)	207
06/30/01	(6.35)	0.00	28.92	(55.16)	44,384	1.30		(0.96)	271
06/30/00	(6.39)	0.00	72.72	115.85	85,096	1.30		(0.93)	186

	Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee Added to Paid in Capital	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Institutional Class
06/30/04	$0.00	$0.00	$0.00	$17.05	26.86%	$77,482	0.91	%(f)	(0.66)%	233%
06/30/03	0.00	0.00	0.00	13.44	(3.52)	28,908	0.90		(0.69)	290
06/30/02	0.00	0.00	0.00	13.93	(51.92)	19,786	0.91	(f)	(0.71)	207
06/30/01	0.00	(6.35)	0.00	28.97	(54.96)	20,608	0.90		(0.55)	271
06/30/00	0.00	(6.39)	0.00	72.54	115.34	28,334	0.90		(0.52)	186

	Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee Added to Paid in Capital	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Administrative Class
06/30/04	0.00	0.00	0.00	16.88	26.63	6,512	1.16	(g)	(0.92)	233
06/30/03	0.00	0.00	0.00	13.33	(3.55)	4,824	1.15		(0.95)	290
06/30/02	0.00	0.00	0.00	13.82	(52.05)	4,642	1.16	(g)	(0.95)	207
06/30/01	0.00	(6.35)	0.00	28.82	(55.04)	4,173	1.15		(0.77)	271
03/10/00-06/30/00	0.00	0.00	0.00	72.33	(27.45)	668	1.15	*	(0.92)*	186

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.30%.
(c)	If the net assets for Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 1.30%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 2.05%.
(e)	If the net assets for Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.05%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 0.90%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.

Selected Per Share for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (loss) from Investment Operations	Dividends (loss) from Net Investment Income	Distributions from Net Realized Capital Gains
RCM Global Technology Fund
Class A
06/30/2004	$24.49	$(0.47	)(a)	$8.51	(a)	$8.04	$0.00	$0.00
06/30/2003	20.66	(0.26	)(a)	4.09	(a)	3.83	0.00	0.00
02/05/2002-06/30/2002	27.40	(0.13	)(a)	(6.61	)(a)	(6.74)	0.00	0.00

Class B
06/30/2004	24.22	(0.69	)(a)	8.41	(a)	7.72	0.00	0.00
06/30/2003	20.59	(0.41	)(a)	4.04	(a)	3.63	0.00	0.00
02/05/2002-06/30/2002	27.40	(0.20	)(a)	(6.61	)(a)	(6.81)	0.00	0.00

Class C
06/30/2004	24.20	(0.69	)(a)	8.40	(a)	7.71	0.00	0.00
06/30/2003	20.60	(0.41	)(a)	4.01	(a)	3.60	0.00	0.00
02/05/2002-06/30/2002	27.40	(0.19	)(a)	(6.61	)(a)	(6.80)	0.00	0.00

Class D
06/30/2004	$24.26	$(0.47	)(a)	$8.44	(a)	$7.97	$0.00	$0.00
06/30/2003	20.47	(0.25	)(a)	4.04	(a)	3.79	0.00	0.00
06/30/2002	32.42	(0.32	)(a)	(11.63	)(a)	(11.95)	0.00	0.00
01/01/2001-06/30/2001	50.09	(0.09	)(a)	(17.58	)(a)	(17.67)	0.00	0.00
12/31/2000	59.13	(0.38	)(a)	(8.23	)(a)	(8.61)	0.00	(0.43)

Institutional Class
06/30/04	$24.60	$(0.35	)(a)	$8.56	(a)	$8.21	$0.00	$0.00
06/30/03	20.68	(0.18	)(a)	4.10	(a)	3.92	0.00	0.00
06/30/02	32.64	(0.23	)(a)	(11.73	)(a)	(11.96)	0.00	0.00
01/01/01-06/30/01	50.33	(0.01	)(a)	(17.68	)(a)	(17.69)	0.00	0.00
12/31/00	59.21	(0.18	)(a)	(8.27	)(a)	(8.45)	0.00	(0.43)

Selected Per Share for the Year or Period Ended:	Total Distributions	Fund Redemption Fee	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
RCM Global Technology Fund (cont.)
Class A
06/30/2004	$0.00	0.00	$32.53	32.83%	$82,736	1.76	%(b)	(1.54)%	206%
06/30/2003	0.00	0.00	24.49	18.54	28,449	1.76	(c)	(1.32)	237
02/05/2002-06/30/2002	0.00	0.00	20.66	(24.60)	710	1.75	*	(1.45)*	343

Class B
06/30/2004	$0.00	0.00	$31.94	31.87%	$7,585	2.50%		(2.29)%	206%
06/30/2003	0.00	0.00	24.22	17.63	1,651	2.50		(2.08)	237
02/05/2002-06/30/2002	0.00	0.00	20.59	(24.85)	146	2.50	*	(2.18)*	343

Class C
06/30/2004	$0.00	0.00	$31.91	31.86%	$13,199	2.50%		(2.27)%	206%
06/30/2003	0.00	0.00	24.20	17.48	2,244	2.50		(2.08)	237
02/05/2002-06/30/2002	0.00	0.00	20.60	(24.82)	298	2.50	*	(2.15)*	343

	Total Distributions	Fund Redemption Fee Added to Paid in Capital	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets With Waiver and Reimbursement		Ratio of Expenses to Average Net Assets Without Waiver and Reimbursement		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
Class D
06/30/2004	$0.00	$0.00	$32.23	32.85%	$216,760	1.76	%(b)	1.76	%(b)	(1.56)%	206%
06/30/2003	0.00	0.00	24.26	18.51	155,574	1.76	(c)	1.76	(c)	(1.32)	237
06/30/2002	0.00	0.00	20.47	(36.92)	149,774	1.63		1.65		(1.19)	343
01/01/2001-06/30/2001	0.00	0.00	32.42	(35.22)	258,371	1.56	*	1.56	*	(0.45)*	386
12/31/2000	(0.43)	0.00	50.09	(14.60)	378,043	1.50		1.50		(0.55)	451

	Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets With Waiver and Reimbursement		Ratio of Expenses to Average Net Assets Without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Institutional Class
06/30/04	$0.00	$0.00	$0.00	$32.81	33.37%	$207,205	1.36	%(d)	1.36	%(d)	(1.16)%	206%
06/30/03	0.00	0.00	0.00	24.60	18.96	105,151	1.36	(d)	1.36	(d)	(0.92)	237
06/30/02	0.00	0.00	0.00	20.68	(36.68)	116,387	1.29		1.29		(0.85)	343
01/01/01-06/30/01	0.00	0.00	0.00	32.64	(35.10)	204,755	1.15	*	1.15	*	(0.04)*	386
12/31/00	0.00	(0.43)	0.00	50.33	(14.33)	366,353	1.21		1.21		(0.26)	451

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustee’s expense is 1.75%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.75%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.

AZPROXY-22205

PIMCO FUNDS: MULTI-MANAGER SERIES

RCM GLOBAL TECHNOLOGY FUND

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

February 17, 2005

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the RCM Innovation Fund (the “Innovation Fund”) into the RCM Global Technology Fund (the “Technology Fund” and, together, the “Funds”). The Innovation Fund and the Technology Fund are series of PIMCO Funds: Multi-Manager Series (the “Trust”).

This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated February 17, 2005 (the “Prospectus/Proxy Statement”) of the Technology Fund which relates to the Reorganization. As described in the Prospectus/Proxy Statement, the Reorganization is to be effected through the combination of the Innovation Fund and the Technology Fund in a transaction in which the Technology Fund will be the surviving Fund. As a result of the proposed transaction, the Innovation Fund will cease to be a separate series of the Trust and will terminate and Innovation Fund shareholders will receive in exchange for their Innovation Fund shares a number of Technology Fund shares of the same class, equal in value at the date of the Reorganization to the aggregate value of their Innovation Fund shares.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to PIMCO Funds: Multi-Manager Series at 840 Newport Center Drive, Newport Beach, California 92660, or by calling 1-800-336-5801.

I.	Additional Information about the Technology Fund and the Innovation Fund	2
II.	Portfolio Holdings Disclosure	2
III.	Financial Statements	2
	A. Incorporation by Reference	2
	B. Unaudited Pro Forma Combined Financial Statements	2

I.	Additional Information about the Technology Fund and the Innovation Fund.

This SAI is accompanied by the Statement of Additional Information of the Trust dated November 1, 2004 (the “Trust SAI”), which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Trust SAI contains additional information about the Technology Fund and the Innovation Fund.

II.	Portfolio Holdings Disclosure

The Trust has adopted Portfolio Holdings Disclosure Policies and Procedures. Pursuant to these Policies and Procedures, the Technology Fund A1 discloses its complete schedule of portfolio holdings, as reported on a month-end basis, by posting information on the Technology Fund’s website (currently, www.pimcoadvisors.com). The information will be posted approximately thirty (30) days after a month’s end and will remain accessible on the website until the posting of the following month’s schedule. If the Technology Fund’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of the information on the Fund’s website, the Technology Fund may promptly post such information on the Technology Fund’s website. Except with respect to certain service providers or other parties who have agreed to keep the information confidential, Technology Fund portfolio holdings may not generally be disclosed to unaffiliated third parties prior to posting on the Technology Fund’s website.

III.	Financial Statements.

A. Incorporation by Reference: This SAI is accompanied by (i) the Annual Reports for Class A, Class B and Class C shares of the Funds for the year ended June 30, 2004; (ii) the Annual Reports for Class D shares of the Funds for the year ended June 30, 2004; (iii) the Annual Reports for Class R shares of the Funds for the year ended June 30, 2004; and (iv) the Annual Reports for Institutional and Administrative Class shares of the Funds for the year ended June 30, 2004 (together, the “Annual Reports”). The Annual Reports contain historical financial information regarding both the Innovation Fund and the Technology Fund. The Annual Reports, including the reports of PricewaterhouseCoopers LLP contained therein, have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

B. Unaudited Pro Forma Combined Financial Statements: Unaudited pro forma combined financial statements for the Funds, relating to the Reorganization of the Funds, including notes to such pro forma financial statements, are set forth below. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Funds contained within the Annual Reports referred to in the preceding section.

June 30, 2004

PRO FORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES (unaudited)

All numbers are in thousands (except per share amounts)

	RCM Global Technology Fund	RCM Innovation Fund	Pro Forma Adjustments	RCM Tax- Managed Growth Pro Forma Combined
Assets:
Investments, at value	$471,897	$1,046,397		1,518,294
Repurchase agreement, at value	53,305	0		53,305
Cash	979 *	509		1,488
Foreign currency, at value	21	0		21
Receivable for Investments sold	5,658	12,084		17,742
Receivable for Fund shares sold	1,687	1,100		2,787
Interest and dividends receivable	85	255		340

Total Assets	533,632	1,060,345	—	1,593,977

Liabilities:
Payable for investments purchased	2,824	26,373		29,197
Written options outstanding	1,797	0		1,797
Payable for Fund shares redeemed	850	3,632		4,482
Accrued investment advisory fee	396	536		932
Accrued administration fee	205	320		525
Accrued distribution fee	12	363		375
Accrued servicing fee	63	190		253
Other liabilities	0	50		50

Total liabilities	6,147	31,464		37,611

Net Assets	$527,485	$1,028,881	$—	$1,556,366

Cost of Investments Owned	$415,789	$948,660		$1,364,449

Cost of Foreign Currency Held	$21	$0		$21

Net Assets Consist of:
Paid in capital	$976,560	$4,020,277		$4,996,837
Undistributed (overdistributed) net investment income	(4,632)	0		(4,632)
Accumulated undistributed net realized (loss)	(552,809)	(3,089,133)		(3,641,942)
Net unrealized appreciation	108,366	97,737		206,103

Net assets	$527,485	$1,028,881	$—	$1,556,366

Shares Issued and Outstanding:

RCM Global Technology Fund
Institutional Class	6,316	—	2,361	8,677
Administrative Class	—	—	200	200
Class A	2,543	—	10,113	12,656
Class B	238	—	8,001	8,239
Class C	414	—	10,869	11,283
Class D	6,726	—	419	7,145

RCM Innovation Fund
Institutional Class		4,543	(4,543)	—
Administrative Class	—	386	(386)	—
Class A	—	19,654	(19,654)	—
Class B	—	16,578	(16,578)	—
Class C	—	22,508	(22,508)	—
Class D	—	802	(802)	—

Net Asset Value Per Share (1):

RCM Global Technology Fund
Institutional Class	$32.81	—	$—	$32.81
Administrative Class	$—	—	$32.64	$32.64
Class A	$32.53	—	$—	$32.53
Class B	$31.94	—	$—	$31.94
Class C	$31.91	—	$—	$31.91
Class D	$32.23	—	$—	$32.23

RCM Innovation Fund
Institutional Class	—	$17.05	$(17.05)	$—
Administrative Class	—	$16.88	$(16.88)	$—
Class A	—	$16.74	$(16.74)	$—
Class B	—	$15.42	$(15.42)	$—
Class C	—	$15.41	$(15.41)	$—
Class D	—	$16.85	$(16.85)	$—

(1)	All per share amounts represent Net Asset Value per share

*	Includes restricted cash in the amount of $893 representing collateral on written options.

See Notes to Pro Forma combined financial statements

For the twelve months ended June 30, 2004

PRO FORMA COMBINED STATEMENT OF OPERATIONS (unaudited)

All numbers are in thousands

	RCM Global Technology Fund	RCM Innovation Fund	Pro Forma Adjustments	RCM Global Technology Fund Pro Forma Combined
Investment Income:
Interest, net of foreign taxes	$355	$362		$717
Dividends, net of foreign taxes	544	1,705		2,249
Security lending income	0	515		515
Miscellaneous income	1	0		1

Total Income	900	2,582		3,482
Expenses:
Investment advisory fees	4,333	7,273	$2,569	14,175
Administration fees	2,232	4,369	103	6,704
Distribution and/or servicing fees - Administrative Class	0	16		16
Distribution and/or servicing fees - A	0	0		0
Distribution B	40	2,119		2,159
Distribution C	61	2,978		3,039
Servicing fees - Class A	146	883		1,029
Servicing fees - Class B	13	707		720
Servicing fees - Class C	21	992		1,013
Servicing fees - Class D	500	38		538
Trustees’ fees	24	68		92
Interest expense	0	22		22
Miscellaneous expenses	0	0	—	0

Total expenses	7,370	19,465	2,672	29,507
Net Investment Income	(6,470)	(16,883)	(2,672)	(26,025)

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	104,633	292,749		397,382
Net realized (loss) on options	(4,579)	(86)		(4,665)
Net realized gain on foreign currency transactions	995	0		995
Net change in unrealized appreciation (depreciation) on investments	12,654	(37,210)		(24,556)
Net change in unrealized (depreciation) on options	(1,051)	0		(1,051)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1	0		1

Net Gain	112,653	255,453		368,106

Net Increase from Repayment by Investment Manager	0	8		8

Net Increase in Assets Resulting from Operations	$106,183	$238,578	$(2,672)	$342,089

See Notes to Pro Forma combined financial statements.

June 30, 2004

PRO FORMA COMBINED SCHEDULES OF INVESTMENTS (unaudited)

All numbers are in thousands, except number of shares

	RCM Global Technology Fund		RCM Innovation Fund		RCM Global Technology Fund Pro Forma Combined
	Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)	% Combined Value of Net Assets
COMMON STOCKS
Capital Goods
OmniVision Technologies, Inc. (a)			978,698	$15,610	978,698	$15,610	1.0%
Tyco International Ltd.	558,160	$18,497			558,160	18,497	1.2%

		18,497		15,610		34,107	2.2%

Communications
Admocs Ltd. (a)	196,130	4,595			196,130	4,595	0.3%
Macromedia, Inc. (a)			608,300	14,934	608,300	14,934	1.0%
Nextel Partners, Inc. ‘A’ (a)	320,590	5,104			320,590	5,104	0.3%
Nokia Corp. SP - ADR			507,300	7,376	507,300	7,376	0.5%
Tencent Holdings Ltd. (a)	6,094,000	3,359			6,094,000	3,359	0.2%

		13,058		22,310		35,368	2.3%

Consumer Discretionary
Amazon.com, Inc. (a)			372,600	20,269	372,600	20,269	1.3%
TakeTwo Interactive Software, Inc. (a)			769,500	23,578	769,500	23,578	1.5%

				43,847		43,847	2.8%

Consumer Services
eBay, Inc. (a)	186,990	17,194			186,990	17,194	1.1%
NetFlix, Inc. (a)	228,700	8,222			228,700	8,222	0.5%

		25,416				25,416	1.6%

Financial & Business Services
Accenture Ltd. ‘A’			479,600	13,179		13,179	0.8%
Fiserv, Inc. (a)	214,030	8,324			214,030	8,324	0.5%

		8,324		13,179		21,503	1.3%

Healthcare

St. Jude Medical, Inc. (a)			138,500	10,478	138,500	10,478	0.7%

Technology
3Com Corp. (a)			362,600	2,266	362,600	2,266	0.1%
Advantest Corp.	43,500	2,958			43,500	2,958	0.2%
Akamai Technologies, Inc. (a)	319,880	5,742			319,880	5,742	0.4%
Analog Devices, Inc.	104,980	4,942			104,980	4,942	0.3%
Applied Materials, Inc. (a)			1,247,500	24,476	1,247,500	24,476	1.6%
Applied Micro Circuits Corp. (a)			2,097,000	11,156	2,097,000	11,156	0.7%
Ask Jeeves, Inc. (a)	106,500	4,157			106,500	4,157	0.3%
AU Optronics Corp. SP - ADR (a)			902,300	14,680	902,300	14,680	1.0%
Autodesk, Inc.	408,020	17,467			408,020	17,467	1.1%
Avaya, Inc. (a)	325,600	5,141	282,600	4,462	608,200	9,603	0.6%
Avid Technology, Inc. (a)			385,500	21,037	385,500	21,037	1.4%
BEA Systems, Inc. (a)			822,528	6,761	822,528	6,761	0.4%
Broadcom Corp. ‘A’ (a)			409,100	19,134	409,100	19,134	1.2%
Celestica, Inc. (a)			1,429,600	28,521	1,429,600	28,521	1.8%
CheckPoint Software Technologies Ltd. (a)	204,300	5,514			204,300	5,514	0.4%
Cisco Systems, Inc. (a)	573,150	13,584	860,000	20,382	1,433,150	33,966	2.2%
Citrix Systems, Inc. (a)	718,390	14,626			718,390	14,626	0.9%
Cognizant Technology Solutions Corp. ‘A’ (a)			644,900	16,387	644,900	16,387	1.1%
Computer Associates International, Inc.	165,240	4,637			165,240	4,637	0.3%
Comverse Technology, Inc. (a)	1,027,770	20,494	1,510,500	30,119	2,538,270	50,613	3.3%
Corning, Inc. (a)	405,930	5,301	1,128,200	14,734	1,534,130	20,035	1.3%
Cymer, Inc. (a)			731,800	27,399	731,800	27,399	1.8%
Cypress Semiconductor Corp. (a)			1,526,400	21,660	1,526,400	21,660	1.4%
EMC Corp. (a)			1,345,471	15,338	1,345,471	15,338	1.0%
Flextronics International Ltd. (a)			2,533,500	40,409	2,533,500	40,409	2.6%
Foundry Networks, Inc. (a)			1,558,800	21,932	1,558,800	21,932	1.4%
Intel Corp.			834,300	23,027	834,300	23,027	1.5%
Intergraph Corp. (a)	178,320	4,611			178,320	4,611	0.3%
JDS Uniphase Corp. (a)			2,411,800	9,141	2,411,800	9,141	0.6%
Juniper Networks, Inc. (a)	30,060	739	861,100	21,157	891,160	21,896	1.4%
KLA-Tencor Corp. (a)			429,590	21,213	429,590	21,213	1.4%
Kulicke & Soffa Industries, Inc. (a)			1,477,500	16,193	1,477,500	16,193	1.0%
Linear Technology Corp.			556,300	21,957	556,300	21,957	1.4%
Marvell Technology Group Ltd. (a)	872,020	23,283	531,654	14,195	1,403,674	37,478	2.4%
Mercury Interactive Corp. (a)	201,370	10,034	317,272	15,810	518,642	25,844	1.7%
Micron Technology, Inc. (a)			2,268,000	34,723	2,268,000	34,723	2.2%
Microsoft Corp.	987,200	28,194	356,900	10,193	1,344,100	38,387	2.5%
Monster Worldwide, Inc. (a)			926,200	23,822	926,200	23,822	1.5%
Motorola, Inc.	979,660	17,879			979,660	17,879	1.1%
National Semiconductor Corp. (a)	578,230	12,715	1,419,200	31,208	1,997,430	43,923	2.8%
NCR Corp. (a)	418,020	20,730			418,020	20,730	1.3%
Netease.com, Inc. (a)	247,230	10,216			247,230	10,216	0.7%
Network Appliance, Inc. (a)	260,360	5,606	761,900	16,404	16,404	22,010	1.4%
Network Associates, Inc. (a)	556,180	10,084			556,180	10,084	0.7%
Nortel Networks Corp. (a)			1,275,000	6,362	1,275,000	6,362	0.4%
Novell, Inc. (a)			961,400	8,066	961,400	8,066	0.5%
NVIDIA Corp. (a)			831,900	17,054	831,900	17,054	1.1%
Oracle Corp. (a)			1,180,000	14,077	1,180,000	14,077	0.9%
Polycom, Inc.			696,800	15,615	696,800	15,615	1.0%
QUALCOMM, Inc.			222,900	16,267	222,900	16,267	1.0%
Red Hat, Inc. (a)	170,310	3,912	425,900	9,783	596,210	13,695	0.9%
Research In Motion Ltd. (a)	287,720	19,692			287,720	19,692	1.3%
Salesforce.com, Inc. (a)	89,200	1,433			89,200	1,433	0.1%
Samsung Electronics Co., Ltd. SP - GDR	2,820	580			2,820	580	0.0%
SanDisk Corp. (a)			594,500	12,895	594,500	12,895	0.8%
SAP AG SP - ADR	134,980	5,644	711,520	29,749	846,500	35,393	2.3%
Siebel Systems, Inc. (a)			1,383,900	14,780	1,383,900	14,780	0.9%
SINA Corp. (a)	572,890	18,899			572,890	18,899	1.2%
Softbank Corp.	201,800	8,987			201,800	8,987	0.6%
Sohu.com, Inc. (a)	291,750	5,800			291,750	5,800	0.4%
Solectron Corp. (a)			3,765,800	24,365	3,765,800	24,365	1.6%
Sonus Networks, Inc. (a)			1,840,900	8,800	1,840,900	8,800	0.6%
Solomon Systech International Ltd. (a)	10,556,970	2,612			10,556,970	2,612	0.2%
Symantec Corp. (a)	170,530	7,466	296,000	12,959	466,530	20,425	1.3%
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR			3,428,880	28,494	3,428,880	28,494	1.8%
Telefonaktiebolaget LM Ericsson SP - ADR (a)	374,670	11,210	232,200	6,947	606,870	18,157	1.2%
Texas Instruments, Inc.			858,800	20,766	858,800	20,766	1.3%
Trend Micro, Inc.	180,000	8,095			180,000	8,095	0.5%
United Microelectronics Corp. SP - ADR (a)			6,239,396	26,892	6,239,396	26,892	1.7%
UTStarcom, Inc. (a)			659,700	19,956	659,700	19,956	1.3%
Verisign, Inc. (a)	422,650	8,411			422,650	8,411	0.5%
VERITAS Software Corp. (a)	384,120	10,640	696,000	19,279	1,080,120	29,919	1.9%
Western Digital Corp. (a)			516,800	4,476	516,800	4,476	0.3%
Yahoo Japan Corp. (a)	342	3,348			342	3,348	0.2%
Yahoo!, Inc. (a)	1,134,570	41,219			1,134,570	41,219	2.6%

		406,602		917,478		1,324,080	85.1%

Total Common Stocks		471,897		1,022,902		1,494,799	96.0%

(Cost $362,484 and $925,165 respectively)

SHORT-TERM INSTRUMENTS

	Principal Amount (000s)		Principal Amount (000s)		Principal Amount (000s)
Repurchase Agreement 0.1%
State Street Bank
0.800% due 07/01/2004	$53,305	53,305	$23,495	23,495	$76,800	76,800	5.0%

(Dated 06/30/2004. Collateralized by Fannie Mae, Federal Home Loan Bank, and Freddie Mac respectively 2.625% due 11/15/2006, 4.125% due 01/14/2005, 2.375% due 04/15/2006 and 2.625% due 05/15/2007 valued at $3,372, $25,502, $25,503 and $23,966. Repurchase proceeds are $53,306 and $23,496 respectively.)

Total Short-Term Instruments		53,305		23,495		76,800	5.0%

(Cost $53,305 and $23,495 respectively)
Total Investments (c)		$525,202		$1,046,397		$1,571,599	101.0%
(Cost $415,789 and $948,660 respectively)
Written Options (b)		(1,797)		0		(1,797)	(0.1%)
(Premiums $750 and $0 respectively)
Other Assets and Liabilities (Net)		4,080		(17,516)		(13,436)	(0.9%)

Net Assets		$527,485		$1,028,881		$1,556,366	100.0%

Notes to Pro Forma Combined Schedule of Investments
(a) Non - income producing security.
(b) Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT Ebay, Inc.	$75.000	07/17/2004	882	$230	$1,525
Call - CBOT Ask Jeeves, Inc.	45.000	09/18/2004	1065	520	272

				$750	$1,797

(c)	Securities with an aggregate value of $23,388, which represents 4.43% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

Notes to Pro Forma Financial Statements

PIMCO Funds: Multi-Manager Series

RCM Technology Fund

Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization (“Plan of Reorganization”) by the shareholders of the RCM Innovation Fund (the “Innovation Fund”), the Innovation Fund would combine with the RCM Global Technology Fund (the “Technology Fund”) in a transaction in which the Technology Fund will be the surviving Fund (the “Reorganization”). As a result of the proposed transaction, the Innovation Fund will cease to be a separate series of the Trust and Class A, Class B, Class C, Class D, Administrative Class and Institutional Class shareholders of the Innovation Fund will receive in exchange for their shares a number of Technology Fund shares of the same class, equal in value at the date of the reorganization (collectively the “Merger Shares”) to the aggregate value of their Innovation Fund shares.

As a result of the proposed transaction, Class A shareholders of the Innovation Fund will receive in exchange for their Class A shares a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the net asset value of the Innovation Fund attributable to its Class A shares, (ii) Class B shareholders of the Innovation Fund will receive in exchange for their Class B shares a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the net asset value of the Innovation Fund attributable to its Class B shares, (iii) Class C shareholders of the Innovation Fund will receive in exchange for their Class C shares a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the net asset value of the Innovation Fund attributable to its Class C shares, (iv) Class D shareholders of the Innovation Fund will receive in exchange for their Class D shares a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the net asset value of the Innovation Fund attributable to its Class D shares, (v) Institutional Class shareholders of the Innovation Fund will receive in exchange for their Institutional Class shares a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the net asset value of the Innovation Fund attributable to its Institutional Class shares, and (vi) Administrative Class shareholders of the Innovation Fund will receive in exchange for their Administrative Class shares a number of full and fractional Administrative Class Merger Shares having an aggregate net asset value equal to the net asset value of the Innovation Fund attributable to its Administrative Class shares. As a result of the proposed transaction, each holder of Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares of the Innovation Fund would receive a number of full and fractional Class A, Class B, Class C, Class D, Administrative Class and Institutional Class Merger Shares equal in aggregate value at the Exchange Date (as defined in the Plan of Reorganization) to the value of the Class A,

Class B, Class C, Class D, Institutional Class and Administrative Class shares, respectively, of the Innovation Fund held by the shareholder.

The pro forma combined financial statements reflect the combined financial position of the Innovation Fund with the Technology Fund (hereafter the “Combined Technology Fund”) at June 30, 2004, as if the Reorganization had occurred on July 1, 2003.

The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the pro forma combined financial statements would have appeared had the Reorganization actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective Funds.

The Reorganization expenses (except for brokerage commissions, transaction costs and similar expenses) will be borne by PA Fund Management LLC. RCM Capital Management LLC, the Funds’ sub-adviser, has not specifically identified any securities that are to be sold as a result of the proposed transactions. The Technology Fund expects that, after the Reorganization, it will gradually sell or otherwise dispose of a number of securities held by the Innovation Fund as part of the Reorganization. The selection of securities for disposition will depend on market conditions as well as the composition of the Technology Fund’s portfolio at such time.

Pro Forma Adjustments:

The pro forma combined Statements of Assets and Liabilities reflect the reclassification of capital for the Innovation Fund into Shares of Beneficial Interest of the Technology Fund.

The pro forma combined Statements of Operations reflects:

i)	an increase in the advisory fee paid by the RCM Innovation Fund as a result of the application of the 0.90% advisory fee.

ii)	a decrease in the advisory fee paid by the RCM Global Technology Fund as a result of the application of the 0.90% advisory fee.

iii)	an increase in the administration fee for Institutional and Administrative Class shares paid by the RCM Innovation Fund as a result of the application of the 0.30% administration fee.

iv)	a decrease in the administration fee for Institutional and Administrative Class shares paid by the RCM Global Technology Fund as a result of the application of the 0.30% administration fee.

v)	an increase in the administration fee for Classes A,B,C and Class D shares paid by the RCM Innovation Fund as a result of the application of the 0.45% administration fee.

vi)	an decrease in the administration fee for Classes A,B,C and Class D shares paid by the RCM Global Technology Fund as a result of the application of the 0.45% administration fee.